                                                                     EXHIBIT 4.1
________________________________________________________________________________



                           PUGET SOUND ENERGY, INC.



                                      AND



                      STATE STREET BANK AND TRUST COMPANY


                                    TRUSTEE

                                 ____________

                                   INDENTURE


                        DATED AS OF ____________, 1997



________________________________________________________________________________

                                   CONTENTS

ARTICLE ONE    DEFINITIONS.................................................  2

Section  1.01 General......................................................  2

Section  1.02 Trust Indenture Act..........................................  2

Section  1.03 Definitions..................................................  2

ARTICLE TWO   FORM, ISSUE, EXECUTION, REGISTRATION AND EXCHANGE OF NOTES... 11

Section  2.01 Form Generally............................................... 11

Section  2.02 Form of Trustee's Certificate of Authentication.............. 12

Section  2.03 Amount Unlimited............................................. 12

Section  2.04 Denominations, Dates, Interest Payment and Record Dates...... 12

Section  2.05 Execution, Authentication, Delivery and Dating............... 14

Section  2.06 Exchange and Registration of Transfer of Notes............... 18

Section  2.07 Mutilated, Destroyed, Lost or Stolen Notes................... 19

Section  2.08 Temporary Notes.............................................. 20

Section  2.09 Cancellation of Notes Paid, etc.............................. 20

Section  2.10 Interest Rights Preserved.................................... 21

Section  2.11 Special Record Date.......................................... 21

Section  2.12 Payment of Notes............................................. 21

Section  2.13 Notes Issuable in the Form of a Global Note.................. 23

ARTICLE THREE   REDEMPTION OF NOTES........................................ 25

Section  3.01 Applicability of Article..................................... 25

Section  3.02 Notice of Redemption; Selection of Notes..................... 25

Section  3.03 Payment of Notes on Redemption; Deposit of Redemption Price.. 26

ARTICLE FOUR   PLEDGED FIRST MORTGAGE BONDS; PLEDGED SUBSTITUTED
           MORTGAGE BONDS.................................................. 28

[Section 4.01 Delivery of Initial Series of Pledged First Mortgage Bonds... 28

[Section 4.02 Receipt...................................................... 28

Section  4.03 Pledged First Mortgage Bonds Held by the Trustee............. 28

Section  4.04 No Transfer of Pledged First Mortgage Bonds; Exception....... 29

Section  4.05 Delivery to the Company of All Pledged First Mortgage Bonds.. 29

Section  4.06 Further Assurances........................................... 29

Section  4.07 Exchange and Surrender of Pledged First Mortgage Bonds....... 29

Section  4.08 Acceptance of Additional Pledged First Mortgage Bonds........ 30

Section  4.09 Terms of Pledged First Mortgage Bonds........................ 30

Section  4.10 Pledged First Mortgage Bonds as Security for Notes........... 31

Section  4.11 Pledged Substituted Mortgage Bonds........................... 31

ARTICLE FIVE   SATISFACTION AND DISCHARGE; UNCLAIMED MONEYS................ 32

Section  5.01 Satisfaction and Discharge................................... 32

Section  5.02 Deposited Moneys to Be Held in Trust by Trustee.............. 35

Section  5.03 Paying Agent to Repay Moneys Held............................ 35

Section  5.04 Return of Unclaimed Moneys................................... 35

ARTICLE SIX    PARTICULAR COVENANTS OF THE COMPANY......................... 36

Section  6.01 Payment of Principal Premium and Interest.................... 36

Section  6.02 Office for Notices and Payments, etc......................... 36

Section  6.03 Appointments to Fill Vacancies in Trustee's Office........... 36

Section  6.04 Provision as to Paying Agent................................. 36

Section  6.05 Opinions of Counsel.......................................... 38

Section  6.06 Certificates and Notice to Trustee........................... 38

Section  6.07 Negative Covenants........................................... 39

ARTICLE SEVEN    NOTEHOLDER LISTS AND REPORTS BY THE COMPANY AND THE
            TRUSTEE........................................................ 41

Section  7.01 Noteholder Lists............................................. 41

Section  7.02 Securities and Exchange Commission Reports................... 42

Section  7.03 Reports by the Trustee....................................... 43

ARTICLE EIGHT    REMEDIES OF THE TRUSTEE AND NOTEHOLDERS ON EVENTS OF
            DEFAULT........................................................ 44

Section  8.01 Events of Default............................................ 44

Section  8.02 Enforcement by Trustee....................................... 46

Section  8.03 Application of Moneys Collected by Trustee................... 47

Section  8.04 Proceedings by Noteholders................................... 48

Section  8.05 Proceedings by Trustee....................................... 49

Section  8.06 Remedies Cumulative and Continuing........................... 49

Section  8.07 Direction of Proceedings and Waiver of Defaults by Majority
      of Noteholders....................................................... 50

Section  8.08 Notice of Default............................................ 50

Section  8.09 Undertaking to Pay Costs..................................... 51

ARTICLE NINE    CONCERNING THE TRUSTEE..................................... 51

Section  9.01 Duties and Responsibilities of Trustee....................... 51

Section  9.02 Reliance on Documents, Opinions, etc......................... 52

Section  9.03 No Responsibility for Recitals, etc.......................... 53

Section  9.04 Trustee, Authenticating Agent, Paying Agent or Registrar
      May Own Notes........................................................ 54

Section  9.05 Moneys to Be Held in Trust................................... 54

Section  9.06 Compensation and Expenses of Trustee......................... 54

Section  9.07 Officers' Certificate as Evidence............................ 55

Section  9.08 Conflicting Interest of Trustee.............................. 55

Section  9.09 Existence and Eligibility of Trustee......................... 55

Section  9.10 Resignation or Removal of Trustee............................ 56

Section  9.11 Appointment of Successor Trustee............................. 57

Section  9.12 Acceptance by Successor Trustee.............................. 57

Section  9.13 Succession by Merger, etc.................................... 58

Section  9.14 Limitations on Rights of Trustee as a Creditor............... 58

Section  9.15 Authenticating Agent......................................... 58

ARTICLE TEN    CONCERNING THE NOTEHOLDERS.................................. 59

Section  10.01 Action by Noteholders....................................... 59

Section  10.02 Proof of Execution by Noteholders........................... 60

Section  10.03 Who Deemed Absolute Owners.................................. 60

Section  10.04 Company-Owned Notes Disregarded............................. 60

Section  10.05 Revocation of Consents; Future Holders Bound................ 61

Section  10.06 Record Date for Noteholder Acts............................. 61

ARTICLE ELEVEN    NOTEHOLDERS' MEETING..................................... 62

Section  11.01 Purposes of Meetings........................................ 62

Section  11.02 Call of Meetings by Trustee................................. 62

Section  11.03 Call of Meetings by Company or Noteholders.................. 62

Section  11.04 Qualifications for Voting................................... 63

Section  11.05 Regulations................................................. 63

Section  11.06 Voting...................................................... 64

Section  11.07 Rights of Trustee or Noteholders Not Delayed................ 64

ARTICLE TWELVE    CONSOLIDATION, MERGER, SALE, TRANSFER OR OTHER
             DISPOSITION................................................... 65

Section 12.01 Company May Consolidate, etc. Only on Certain Terms.......... 65

Section  12.02 Successor Corporation Substituted........................... 66

ARTICLE THIRTEEN    SUPPLEMENTAL INDENTURES................................ 66

Section  13.01 Supplemental Indentures Without Consent of Noteholders...... 66

Section  13.02 Supplemental Indentures With Consent of Noteholders......... 67

Section  13.03 Compliance With Trust Indenture Act; Effect of Supplemental
      Indentures........................................................... 69

Section  13.04 Notation on Notes........................................... 69

Section  13.05 Evidence of Compliance of Supplemental Indenture to Be
      Furnished Trustee.................................................... 69

ARTICLE FOURTEEN    IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS AND
            DIRECTORS...................................................... 70

Section  14.01 Indenture and Notes Solely Corporate Obligations............ 70

ARTICLE FIFTEEN    MISCELLANEOUS PROVISIONS................................ 70

Section  15.01 Provisions Binding on Company's Successors.................. 70

Section  15.02 Official Acts by Successor Corporation...................... 70

Section  15.03 Notices..................................................... 71

Section  15.04 Governing Law............................................... 71

Section  15.05 Evidence of Compliance With Conditions Precedent............ 71

Section  15.06 Business Days............................................... 73

Section  15.07 Trust Indenture Act to Control.............................. 73

Section  15.08 Table of Contents, Headings, Etc............................ 73

Section  15.09 Execution in Counterparts................................... 73

Section  15.10 Manner of Mailing Notice to Noteholders..................... 73

Section  15.11 Approval by Trustee of Counsel.............................. 74

                CROSS REFERENCE SHEET SHOWING THE LOCATION IN
                   THE INDENTURE OF THE PROVISIONS INSERTED
              PURSUANT TO SECTIONS 310 THROUGH 318(A) INCLUSIVE
                      OF THE TRUST INDENTURE ACT OF 1939


SECTION OF TRUST
INDENTURE ACT                                 SECTION OF INDENTURE                           PAGE
-------------------      ----------------------------------------------------------      ------------
310(a)(1)                9.09                                                             55
310(a)(2)                9.09                                                             55
310(a)(3)                NOT APPLICABLE                                                   --
310(a)(4)                NOT APPLICABLE                                                   --
310(a)(5)                9.09                                                             55
310(b)                   9.08                                                             55
310(c)                   NOT APPLICABLE                                                   --
311(a)                   9.14                                                             58
311(b)                   9.14                                                             58
311(c)                   NOT APPLICABLE                                                   --
312(a)                   7.01(a)                                                          41
312(b)                   7.01(b)                                                          41-42
312(c)                   7.01(c)                                                          42
313(a)                   7.03(a)                                                          43
313(b)                   7.03(b)                                                          43
313(c)                   7.03(d)                                                          43-44
313(d)                   7.03(c) and 703(d)                                               43-44
314(a)                   7.02(a), 7.02(b), 7.02(c) and 6.06                               38-39,42-43
314(b)                   6.05                                                             38
314(c)(1)                Definition of Officers' Certificate, 6.06 and 15.05(a)           6,38-39,71
314(c)(2)                Definition of Opinion of Counsel and 15.05                       6,71-73
314(c)(3)                NOT APPLICABLE                                                   --
314(d)(1)                4.06                                                             29
314(d)(2)                4.06                                                             29
314(d)(3)                4.06                                                             29
314(e)                   15.05(b)                                                         71-72
314(f)                   NOT APPLICABLE                                                   --
315(a)                   9.01 and 9.02                                                    51-53
315(b)                   8.08                                                             50
315(c)                   9.01(a)                                                          51
315(d)                   9.01(b)                                                          51
315(e)                   8.09                                                             51
316(a)                   8.07                                                             50
                         10.04                                                            60-61
                         13.02                                                            67-69
316(b)                   8.04                                                             48-49
                         13.02                                                            67-69

SECTION OF TRUST
INDENTURE ACT                                 SECTION OF INDENTURE                           PAGE
-------------------      ----------------------------------------------------------      ------------
     316(c)              10.06                                                            61
317(a)(1)                8.02(b)                                                          47
317(a)(2)                8.02(a)                                                          46-47
317(b)                   5.02                                                             35
                         6.04                                                             36-37
318(a)                   15.07                                                            73

     THIS INDENTURE, dated as of ___________, 1997, between PUGET SOUND ENERGY, INC., a corporation organized and existing under the laws of the State of Washington (the "Company"), and STATE STREET BANK AND TRUST COMPANY, a Massachusetts bank and trust company organized and existing under the laws of the Commonwealth of Massachusetts, as trustee (the "Trustee").

                                  WITNESSETH

     WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its Senior Notes (the "Notes"), to be issued as in this Indenture provided;

     WHEREAS, subject to the provisions of Section 4.10 hereof, the Company has issued Pledged First Mortgage Bonds (as hereinafter defined) and has delivered such Pledged First Mortgage Bonds to the Trustee to hold in trust for the benefit of the respective Holders (as hereinafter defined) from time to time of the related issue of Notes, and, pursuant to the terms and provisions hereof, the Company may deliver additional Pledged First Mortgage Bonds to the Trustee for such purpose or require the Trustee to deliver to the Company for cancellation any and all Pledged First Mortgage Bonds held by the Trustee;

     AND WHEREAS, all acts and things necessary to make this Indenture a valid agreement according to its terms have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized;

     NOW THEREFORE, THIS INDENTURE WITNESSETH:

     That in order to declare the terms and conditions upon which the Notes are, and are to be authenticated, issued and delivered and in consideration of the premises and of the purchase and acceptance of the Notes by the Holders thereof and of the sum of One Dollar duly paid to it by the Trustee at the execution of this Indenture, the receipt whereof is hereby acknowledged, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective Holders from time to time of the Notes, as follows:

                                  ARTICLE ONE


                                  DEFINITIONS

SECTION 1.01   GENERAL

     The terms defined in this Article One (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Article One.

SECTION 1.02   TRUST INDENTURE ACT

     (a) Whenever this Indenture refers to a provision of the Trust Indenture Act of 1939, as amended (the "TIA"), such provision is incorporated by reference in and made a part of this Indenture.

     (b) Unless otherwise indicated, all terms used in this Indenture that are defined by the TIA, by reference to another statute or defined by a rule of the SEC (as hereinafter defined) under the TIA shall have the meanings assigned to them in the TIA or such statute or rule as in force on the date of execution of this Indenture.

SECTION 1.03  DEFINITIONS

     For purposes of this Indenture, the following terms shall have the following meanings.

     AUTHENTICATING AGENT:

     The term "Authenticating Agent" shall mean any agent of the Trustee which shall be appointed and acting pursuant to Section 9.15 hereof.

     AUTHORIZED AGENT:

     The term "Authorized Agent" shall mean any agent of the Company designated as such by an Officers' Certificate delivered to the Trustee.

     BOARD OF DIRECTORS:

     The term "Board of Directors" shall mean the Board of Directors of the Company or any other duly authorized committee of such Board of Directors.

     BOARD RESOLUTION:

     The term "Board Resolution" shall mean a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

     BONDHOLDERS' CERTIFICATE:

     The term "Bondholders' Certificate" shall mean a certificate signed by the inspectors of votes, or any other party performing such duties, of the applicable meeting of the holders of the First Mortgage Bonds issued under the applicable First Mortgage or by the applicable Mortgage Trustee in the case of consents of such holders that are sought without a meeting.

     BUSINESS DAY:

     The term "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions or trust companies in the Borough of Manhattan, The City of New York, or in the city where the corporate trust office of the Trustee is located, are obligated or authorized by law or executive order to close.

     COMPANY:

     The term "Company" shall mean the corporation named as the "Company" in the first paragraph of this Indenture, and its successors and assigns permitted hereunder.

     COMPANY ORDER:

     The term "Company Order" shall mean a written order signed in the name of the Company by one of the Chairman, the President, any Vice President, the Treasurer or an Assistant Treasurer, and the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

     CORPORATE TRUST OFFICE OF THE TRUSTEE:

     The term "corporate trust office of the Trustee", or other similar term, shall mean the corporate trust office of the Trustee, at which at any particular time its corporate trust business shall be principally administered, which office is at the date of the execution of this Indenture located at Two International Place, 4th Floor, Boston, MA 02102.

     DEBT:

     The term "Debt" shall mean indebtedness for money borrowed, but shall exclude indebtedness maturing by its terms in twelve months or less from the date of determination.

     DEPOSITARY:

     The term "Depositary" shall mean, unless otherwise specified in a Company Order pursuant to Section 2.05 hereof, The Depositary Trust Company, New York, New York, or any successor thereto registered and qualified under the Securities and Exchange Act of 1934, as amended, or other applicable statute or regulation.

     EVENT OF DEFAULT:

     The term "Event of Default" shall mean any event specified in Section 8.01 hereof, continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

     FIRST MORTGAGE:

     The term "First Mortgage" shall mean, individually, each of the Fortieth Supplemental Indenture dated as of September 1, 1954 from the Company to State Street Bank and Trust, as successor trustee to Old Colony Trust Company of Boston, as supplemented and amended from time to time, and the Indenture of First Mortgage dated as of April 1, 1957 from Washington Natural Gas Company to Harris Trust and Savings Bank, as trustee, as supplemented and amended from time to time.

     FIRST MORTGAGE BONDS:

     The term "First Mortgage Bonds" shall mean all first mortgage bonds issued by the Company and outstanding under each First Mortgage, other than Pledged First Mortgage Bonds.

     GLOBAL NOTE:

     The term "Global Note" shall mean a Note that pursuant to Section 2.05 hereof is issued to evidence Notes, that is delivered to the Depositary or pursuant to the instructions of the Depositary and that shall be registered in the name of the Depositary or its nominee.

     INDENTURE:

     The term "Indenture" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented.

     INITIAL NOTES:

     The term "Initial Notes" shall mean Notes in an aggregate principal amount of $_____________ authenticated and delivered upon the execution of this Indenture.

     INTEREST PAYMENT DATE:

     The term "Interest Payment Date" shall mean, unless otherwise specified in a Company Order pursuant to Section 2.05 hereof, (a) each March 15 and September 15 during the period any Note is outstanding (provided that the first Interest Payment Date for any Note, the Original Issue Date of which is after a Regular Record Date but prior to the respective Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date), (b) a date of maturity of such Note and (c) only with respect to defaulted interest on such Note, the date established by the Trustee for the payment of such defaulted interest pursuant to Section 2.11 hereof.

     MATURITY:

     The term "maturity," when used with respect to any Note, shall mean the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the stated maturity thereof or by declaration of acceleration, redemption or otherwise.

     MORTGAGE:

     The term "Mortgage" shall mean and include any mortgage, pledge, lien or security interest.

     MORTGAGE TRUSTEE:

     The term "Mortgage Trustee" shall mean the Person serving as trustee at the time under either First Mortgage or a Substituted Mortgage.

     NOTE OR NOTES:

     The term "Note" or "Notes" shall mean any Note or Notes, as the case may be, authenticated and delivered under this Indenture, including any Global Note.

     NOTEHOLDER:

     The term "Noteholder," "Holder of Notes" or "Holder" shall mean any Person in whose name at the time a particular Note is registered on the books of the Trustee kept for that purpose in accordance with the terms hereof.

     OFFICERS' CERTIFICATE:

     The term "Officers' Certificate" when used with respect to the Company, shall mean a certificate signed by one of the Chairman, the President, any Vice President, the Treasurer or an Assistant Treasurer, and by the Secretary or an Assistant Secretary of the Company.

     OPINION OF COUNSEL:

     The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel reasonably acceptable to the Trustee, which legal counsel may be an employee of the Company, meeting the applicable requirements of Section 15.05 hereof. If the Indenture requires the delivery of an Opinion of Counsel to the Trustee, the text and substance of which has been previously delivered to the Trustee, the Company may satisfy such requirement by the delivery by the legal counsel that delivered such previous Opinion of Counsel of a letter to the Trustee to the effect that the Trustee may rely on such previous Opinion of Counsel as if such Opinion of Counsel was dated and delivered the date delivery of such Opinion of Counsel is required. Any Opinion of Counsel may contain conditions and qualifications satisfactory to the Trustee.

     ORIGINAL ISSUE DATE:

     The term "Original Issue Date" shall mean for a Note, or portions thereof, the date upon which it, or such portion, was issued by the Company pursuant to this Indenture and authenticated by the Trustee (other than in connection with a transfer, exchange or substitution).

     OUTSTANDING:

     The term "outstanding," when used with reference to Notes, shall, subject to Section 10.04 hereof, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except

     (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

     (b) Notes, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company), provided that if such Notes are to be redeemed prior to the maturity thereof notice of such redemption shall have been given as provided in Article Three, or provisions satisfactory to the Trustee shall have been made for giving such notice;

     (c) Notes, or portions thereof that have been paid and discharged or are deemed to have been paid and discharged pursuant to the provisions of this Indenture; and

     (d) Notes in lieu of or in substitution for which other Notes shall have been authenticated and delivered, or which have been paid, pursuant to Section
2.07 hereof.

     PERMITTED ENCUMBRANCES:

     The term "Permitted Encumbrances" shall mean any of the following:

     (a) Liens for taxes, assessments or governmental charges for the then current year and taxes, assessments or governmental charges not then delinquent; liens for worker's compensation awards and similar obligations not then delinquent; mechanics', laborers', materialmen's and similar liens not then delinquent; and any of such liens, whether or not delinquent, whose validity is at the time being contested in good faith by the Company;

     (b) Liens and charges incidental to construction or current operation which have not at such time been filed or asserted or the payment of which has been adequately secured or which are insignificant in amount;

     (c) Liens, securing obligations not assumed by the Company and on account of which it has not paid and does not expect to pay interest directly or indirectly, existing upon real estate over or in respect of which the Company has a right of way or other easement for transmission or distribution purposes; provided that the loss of all such easements would not materially adversely affect the operations of the Company;

     (d) Any right which the United States of America or any municipal or governmental body or agency may have by virtue of any franchise, license, contract or statute to recapture or to purchase, or designate a purchaser of or order the sale of, any property of the Company upon payment of reasonable compensation therefor, or upon reasonable compensation or conditions to terminate any franchise, license or other rights before the expiration date thereof or to regulate the property and business of the Company;

     (e) Liens of judgments covered by insurance, or upon appeal and covered by supersedeas bond, or if not so covered not exceeding at any one of time $10 million in aggregate amount;

     (f) Easements or reservations in respect of any property of the Company for the purpose of transmission or distribution lines or other rights-of-way, including overhead and underground transmission and distribution lines and pipelines, or similar purposes, zoning ordinances, regulations, reservations, restrictions, covenants, party wall agreements, conditions of records and other encumbrances (other than to secure the payment of money), none of which are such as to interfere with the proper operation and development of the property affected thereby; and

     (g) Any lien reserved as security for rent or for compliance with other provisions of the lease in case of any leasehold estate.

     PERSON:

     The term "Person" shall mean any individual, corporation, partnership, limited partnership, joint venture, limited liability company, limited liability partnership, association, joint-stock company, trust, unincorporated organization or government or any agent or political subdivision thereof.

     PLEDGED FIRST MORTGAGE BONDS:

     The term "Pledged First Mortgage Bonds" shall mean any first mortgage bonds issued by the Company under either First Mortgage and delivered to the Trustee pursuant to Section 4.01 or 4.08 hereof.

     PLEDGED SUBSTITUTED MORTGAGE BONDS:

     The term "Pledged Substituted Mortgage Bonds" shall mean any mortgage bonds issued by the Company under a Substituted Mortgage and delivered to the Trustee pursuant to Section 4.11 hereof.

     PRINCIPAL EXECUTIVE OFFICE OF THE COMPANY:

     The term "principal executive office of the Company" shall mean 411 - 108th Avenue N.E., Bellevue, Washington 98004-5515, or such other place where the main corporate offices of the Company are located as designated in writing to the Trustee by an Authorized Agent.

     PRINCIPAL PROPERTY:

     The term "Principal Property" shall mean (i) any interest in real property owned by the Company, and (ii) any asset owned by the Company that is depreciable in accordance with generally accepted accounting principles, provided that such real property interest or other depreciable asset is Utility Property.

     REGULAR RECORD DATE:

     The term "Regular Record Date" shall mean, unless otherwise specified in a Company Order pursuant to Section 2.05, for an Interest Payment Date for a particular Note the last day of the calendar month next preceding such Interest Payment Date unless such Interest Payment Date is the date of maturity of such Note, in which event, the Regular Record Date shall be the date of maturity of such Note.

     RELATED ISSUE OF NOTES:

     The term "related issue of Notes," when used in reference to an issue of Pledged First Mortgage Bonds, shall mean the issue of Notes in respect of which such Pledged First Mortgage Bonds were delivered to the Trustee pursuant to
Section 4.08 hereof upon the initial authentication and issuance of such Notes pursuant to Section 2.05 hereof and when used in reference to an issue of Pledged Substituted Mortgage Bonds shall mean the issue of Notes in respect of which such Pledged Substituted Mortgage Bonds were delivered to the Trustee pursuant to Section 4.11 hereof.

     RELATED ISSUE OF PLEDGED FIRST MORTGAGE BONDS:

     The term "related issue of Pledged First Mortgage Bonds," when used in reference to an issue of Notes, shall mean the issue of Pledged First Mortgage Bonds delivered to the Trustee pursuant to Section 4.08 hereof in connection with the initial authentication and issuance of such Notes pursuant to Section
2.05 hereof.

     RELATED ISSUE OF PLEDGED SUBSTITUTED MORTGAGE BONDS:

     The term "related issue of Pledged Substituted Mortgage Bonds," when used in reference to an issue of Notes, shall mean the issue of Pledged Substituted Mortgage Bonds delivered to the Trustee pursuant to Section 4.11 hereof.

     RESPONSIBLE OFFICER:

     The term "responsible officer" or "responsible officers" when used with respect to the Trustee shall mean any officer in the Corporate Trust Administration department of the Trustee, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

     SEC:

     The term "SEC" shall mean the United States Securities and Exchange Commission or, if at any time hereafter the SEC is not existing or performing the duties now assigned to it under the TIA, then the body performing such duties.

     SPECIAL RECORD DATE:

     The term "Special Record Date" shall mean, with respect to any Note, the date established by the Trustee in connection with the payment of defaulted interest on such Note pursuant to Section 2.11 hereof.

     STATED MATURITY:

     The term "stated maturity" shall mean, with respect to any Note, the last date on which principal on such Note becomes due and payable as therein or herein provided, other than by declaration of acceleration or by redemption.

     SUBSTITUTED MORTGAGE:

     The term "Substituted Mortgage" shall mean a mortgage indenture of the Company designated by the Company to the Trustee as a Substituted Mortgage pursuant to Section 4.11 hereof.

     SUBSTITUTION DATE:

     The term "Substitution Date" shall mean the date as of which all First Mortgage Bonds have been retired through payment, redemption, or otherwise (including those First Mortgage Bonds the payment for which has been provided for in accordance with the applicable First Mortgage) at, before or after the maturity thereof.

     TRUSTEE:

     The term "Trustee" shall mean State Street Bank and Trust Company and, subject to Article Nine, shall also include any successor Trustee.

     U.S. GOVERNMENT OBLIGATIONS:

     The term "U.S. Government Obligations" shall mean (i) direct non-callable obligations of, or noncallable obligations guaranteed as to timely payment of principal and interest by, the United States of America or an agency thereof for the payment of which obligations or guarantee the full faith and credit of the United States is pledged or (ii) certificates or receipts representing direct ownership interests in obligations or specified portions (such as principal or interest) of obligations described in clause (i) above, which obligations are held by a custodian in safekeeping in a manner satisfactory to the Trustee.

     UTILITY PROPERTY:

     The term "Utility Property" shall mean and comprise property of the Company, located in the State of Washington or in any state contiguous thereto which (except as provided below) is used by or useful to the Company in the business of (a) generating, transmitting, distributing, utilizing, purchasing, furnishing and/or disposing of electricity, for heat, light, power, or refrigeration or any other uses, or in any business which is incidental thereto, or (b) furnishing, purchasing, storing, processing, manufacturing, utilizing, transmitting, supplying, liquefying, distributing and/or disposing of gas, whether manufactured, natural or liquefied petroleum gases or a mixture of any thereof, for heat, light, power, or refrigeration or any other uses, or in any business which is incidental thereto.

                                  ARTICLE TWO

                   FORM, ISSUE, EXECUTION, REGISTRATION AND

                               EXCHANGE OF NOTES

SECTION 2.01   FORM GENERALLY

     (a) If the Notes are in the form of a Global Note they shall be in substantially the form set forth in Exhibit A (or, following the Substitution Date, Exhibit C) to this Indenture, and, if the Notes are not in the form of a Global Note, they shall be in substantially the form set forth in Exhibit B (or, following the Substitution Date, Exhibit D) to this Indenture, or, in any case, in such other form as shall be established by a Board Resolution, or a Company Order pursuant to a Board Resolution, or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with applicable rules of any securities exchange or of the Depositary or with applicable law or as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of such Notes.

     (b) The definitive Notes shall be typed, printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

SECTION 2.02   FORM OF TRUSTEE'S CERTIFICATE OF
               AUTHENTICATION

     The Trustee's certificate of authentication on all Notes shall be in substantially the following form:

     Trustee's Certificate of Authentication

     This Note is one of the Notes of the series herein designated, described or provided for in the within-mentioned Indenture.


                              ___________________________________
                              as Trustee

                              By:________________________________
                                       Authorized Officer

SECTION 2.03   AMOUNT UNLIMITED

     The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is unlimited, subject to compliance with the provisions of this Indenture.

SECTION 2.04   DENOMINATIONS, DATES, INTEREST PAYMENT AND RECORD DATES

     (a) The Notes shall be issuable in registered form without coupons in denominations of $1,000 and integral multiples thereof or such other amount or amounts as may be authorized by the Board of Directors or a Company Order pursuant to a Board Resolution or in one or more indentures supplemental hereto.

     (b) Each Note shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date or, as provided in Section 2.13(e) hereof, two or more Original Issue Dates; each Note issued upon transfer, exchange or substitution of a Note shall bear the Original Issue Date or Dates of such transferred, exchanged or substituted Note, subject to the provisions of Section 2.13(e) hereof.

     (c) Each Note shall bear interest from the later of (1) its Original Issue Date (or, if pursuant to Section 2.13 hereof, a Global Note has two or more Original Issue Dates, interest shall, beginning on each such Original Issue Date, begin to accrue for that part of the principal amount of such Global Note to which that Original Issue Date is applicable), or (2) the most recent date to which interest has been paid or duly provided for with respect to such Note until the principal of such Note is paid or made available for payment, and interest on each Note shall be payable on each Interest Payment Date after the Original Issue Date.

     (d) Each Note shall mature on a stated maturity specified in the Note. The principal amount of each outstanding Note shall be payable on the maturity date or dates specified therein.

     (e) Unless otherwise specified in a Company Order pursuant to Section 2.05 hereof, interest on each of the Notes shall be calculated on the basis of a 360-day year of twelve 30-day months and shall be computed at a fixed rate until the maturity of such Notes. The method of computing interest on any Notes not bearing a fixed rate of interest shall be set forth in a Company Order pursuant to Section 2.05 hereof. Unless otherwise specified in a Company Order pursuant to Section 2.05 hereof, principal, interest and premium on the Notes shall be payable in the currency of the United States.

     (f) Except as provided in the following sentence, the Person in whose name any Note is registered at the close of business on any Regular Record Date or Special Record Date with respect to an Interest Payment Date for such Note shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of such Note upon any registration of transfer, exchange or substitution of such Note subsequent to such Regular Record Date or Special Record Date and prior to such Interest Payment Date. Any interest payable at maturity shall be paid to the Person to whom the principal of such
Note is payable.

     (g) Promptly after each Regular Record Date that is not a date of maturity, the Trustee shall furnish to the Company a notice setting forth the total amount of the interest payments to be made on the applicable Interest Payment Date, and to the Depositary a notice setting forth the total amount of interest payments to be made on Global Notes on such Interest Payment Date. The Trustee (or any duly selected paying agent) shall provide to the Company during each month that precedes an Interest Payment Date a list of the principal, interest and premium, if any, to be paid on Notes on such Interest Payment Date and to the Depositary a list of the principal, interest and premium, if any, to be paid on Global Notes on such Interest Payment Date. Promptly after the first Business Day of each month, the Trustee shall furnish to the Company a written notice setting forth the aggregate principal amount of the

Global Notes. The Trustee, as long as it is paying agent, shall assume responsibility for withholding taxes on interest paid as required by law except with respect to any Global Note.

SECTION 2.05   EXECUTION, AUTHENTICATION, DELIVERY AND DATING

     (a) The Notes shall be executed on behalf of the Company by one of the Chairman, the President, any Vice President, the Treasurer or an Assistant Treasurer of the Company and attested by the Secretary or an Assistant Secretary of the Company. The signature of any of these officers on the Notes may be manual or facsimile.

     (b) Notes bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall continue to be valid obligations of the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

     (c) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes executed by the Company to the Trustee for authentication, together with or preceded by one or more Company Orders for the authentication and delivery of such Notes, and the Trustee in accordance with any such Company Order shall authenticate and deliver such Notes. The Notes shall be issued in series. Such Company Order shall specify the following with respect to each issue of Notes: (i) any limitations on the aggregate principal amount of the Notes to be issued as part of such series,
(ii) the Original Issue Date or Dates for such Notes, (iii) the stated maturity of such Notes, (iv) the interest rate or rates, or method of calculation of such rate or rates, for such Notes, (v) the terms, if any, regarding the optional or mandatory redemption of such Notes, including the redemption date or dates, if any, and the price or prices applicable to such redemption (including any premium), (vi) whether or not such Notes shall be entitled to the benefit of any sinking fund, and the terms, if any, of such sinking fund, (vii) whether or not such Notes shall be issued in whole or in part in the form of a Global Note and, if so, the Depositary for such Global Note, (viii) the designation of such Notes, (ix) if the form of such Notes is not as described in Exhibit A, Exhibit B, Exhibit C, or Exhibit D hereto, the form of such Notes, (x) the maximum annual interest rate, if any, of the Notes permitted for such issue, (xi) any other information necessary to complete the Notes of such issue, (xii) if prior to the Substitution Date, the designation of the related issue of Pledged First Mortgage Bonds being delivered to the Trustee in connection with the issuance of such Notes, (xiii) if on or after the Substitution Date, the designation of the related issue of Pledged Substituted Mortgage Bonds, if any, (xiv) the establishment of any office or agency pursuant to Section 6.02 hereof and (xv) any other terms of such series not inconsistent with this Indenture. Prior to authenticating any Notes, and in accepting the additional responsibilities under this Indenture in relation to such Notes, the Trustee shall receive from the Company the following at or before the issuance of such Notes, and (subject to Section 9.01 hereof) shall be fully protected in relying upon:

     (1) A Board Resolution authorizing such Company Order or Orders and, if the form of Notes is established by a Board Resolution or a Company Order pursuant to a Board Resolution, a copy of such Board Resolution;

     (2) an Opinion of Counsel stating substantially the following, subject to customary qualifications and exceptions:

     (A) if the form of Notes has been established by or pursuant to a Board Resolution, a Company Order pursuant to a Board Resolution or in a supplemental indenture as permitted by Section 2.01 hereof, that such form has been established in conformity with this Indenture;

     (B) that this Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except as enforcement of provisions of the Indenture may be limited by state laws affecting the remedies for the enforcement of the security provided for in the Indenture;

     (C) if prior to the Substitution Date, that the related issue of Pledged First Mortgage Bonds being delivered to the Trustee in connection with the issuance of such Notes has been duly authorized, executed and delivered, and that such Pledged First Mortgage Bonds and the applicable First Mortgage are valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except as enforcement of provisions thereof may be limited by state laws affecting the remedies for the enforcement of the security provided for in the First

Mortgage; and that such Pledged First Mortgage Bonds are entitled to the benefit of the applicable First Mortgage, equally and ratably, with all First Mortgage Bonds and other Pledged First Mortgage Bonds (if any) outstanding under the applicable First Mortgage, except as to sinking fund provisions;

     (D) that the Indenture and, if any Pledged First Mortgage Bonds are, or are to be, outstanding, the applicable First Mortgage are qualified to the extent necessary under the TIA;

     (E) if any Pledged Substituted Mortgage Bonds are to be delivered, that the related issue of Pledged Substituted Mortgage Bonds being delivered to the Trustee in connection with the issuance of such Notes has been duly authorized, executed and delivered, and that such Pledged Substituted Mortgage Bonds and the Substituted Mortgage are valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except as enforcement of provisions thereof may be limited by state laws affecting the remedies for the enforcement of the security provided for in the Substituted Mortgage; and that such Pledged Substituted Mortgage Bonds are entitled to the benefit of the Substituted Mortgage, equally and ratably, with all Pledged Substituted Mortgage Bonds (if any) outstanding thereunder, except as to sinking fund provisions;

     (F) that the Indenture and, if any Pledged Substituted Mortgage Bonds are, or are to be, outstanding, the Substituted Mortgage are qualified to the extent necessary under the TIA;

     (G) that such Notes have been duly authorized and executed by the Company, and when authenticated by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application relating to or affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and except as enforcement of provisions of this Indenture may be limited by state laws affecting the remedies for the enforcement of the security provided for in this Indenture;

     (H) that the issuance of the Notes and, if applicable, the delivery by the Company of the related issue of Pledged First Mortgage Bonds or Pledged Substituted Mortgage Bonds in connection therewith will not result in any default under this Indenture, the First Mortgage or the Substituted Mortgage (if applicable), or any other contract, indenture, loan agreement or other instrument to which the Company is a party or by which it or any of its property is bound;

     (I) that all consents or approvals of the Washington Utilities and Transportation Commission (or any successor agency) and of any other federal or state regulatory agency required in connection with the Company's execution and delivery of this Indenture, such Notes and any Pledged First Mortgage Bonds or Pledged Substituted Mortgage Bonds have been obtained and are not withdrawn (except that no statement need be made with respect to state securities laws); and

     (J) if applicable, that the First Mortgage or the Substituted Mortgage and all financing statements have been duly filed and recorded in all places where such filing or recording is necessary for the perfection or preservation of the lien of the First Mortgage or the Substituted Mortgage, and the First Mortgage or the Substituted Mortgage constitutes a valid and perfected first lien upon the property purported to be covered thereby, subject only to permitted encumbrances (as defined in the First Mortgage or the Substituted Mortgage).

     (3) an Officers' Certificate stating that (i) the Company is not, and upon the authentication by the Trustee of such Notes will not be, in default under any of the terms or covenants contained in this Indenture, (ii) all conditions that must be met by the Company to issue Notes under this Indenture have been met, and (iii) if applicable, the related issue of Pledged First Mortgage Bonds or the related issue of Pledged Substituted Mortgage Bonds being delivered to the Trustee meets the requirements of Section 4.10 or Section 4.11, as applicable, hereof.

     (d) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of an authorized officer, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

     (e) If all Notes having identical terms (but which may have differing Original Issue Dates) are not to be authenticated and issued at one time, the Company shall not be required to deliver the Company Order, Board Resolutions, Pledged First Mortgage Bonds or Pledged Substituted Mortgage Bonds, if applicable, Officers' Certificate and Opinion of Counsel (including any such that would be otherwise required pursuant to Section 15.05 hereof) described in Section 2.05(c) hereof at or prior to the authentication of each such Note, if such items are delivered at or prior to the time of authentication of the first such Note to be authenticated and issued. If all of such Notes are not authenticated and issued at one time, for each issuance of Notes after the initial issuance of Notes, the Company shall be required only to deliver to the Trustee such Notes and a written request (executed by one of the Chairman, the President, any Vice President, the Treasurer, or an Assistant Treasurer, and by the Secretary or an Assistant Secretary of the Company) to the Trustee to authenticate such Notes and to deliver such Notes in accordance with the instructions specified by such request. Any such request shall constitute a representation and warranty by the Company that the statements made in the Officers' Certificate delivered to the Trustee prior to the authentication and issuance of the first such Note are true and correct on the date thereof as if made on and as of the date thereof.

SECTION 2.06  EXCHANGE AND REGISTRATION OF TRANSFER OF NOTES

     (a) Subject to Section 2.13 hereof, Notes may be exchanged for one or more new Notes of any authorized denominations and of a like aggregate principal amount, series and stated maturity and having the same terms and Original Issue Date or Dates. Notes to be exchanged shall be surrendered at any of the offices or agencies to be maintained pursuant to Section 6.02 hereof and the Trustee shall deliver in exchange therefor the Note or Notes which the Noteholder making the exchange shall be entitled to receive.

     (b) The Company hereby appoints the Trustee registrar for the Notes. The Trustee shall keep, at one of said offices or agencies, a register or registers in which, subject to such reasonable regulations as it may prescribe, the Trustee shall register or cause to be registered Notes and shall register or cause to be registered the transfer of Notes as in this Article Two provided. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times, such register shall be open for inspection by the Company. Upon due presentment for registration of transfer of any Note at any such office or agency, the Company shall execute and the Trustee shall register, authenticate and deliver in the name of the transferee or transferees one or more new Notes of any authorized denominations and of a like aggregate principal amount, series and stated maturity and having the same terms and Original Issue Date or Dates.

     (c) All Notes presented for registration of transfer or for exchange, redemption or payment shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the

Trustee and duly executed by the Holder or the attorney in fact of such Holder duly authorized in writing.

     (d) No service charge shall be made for any exchange or registration of transfer of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

     (e) The Trustee shall not be required to exchange or register a transfer of any Notes selected, called or being called for redemption (including Notes, if any, redeemable at the option of the Holder, provided such Notes are then redeemable at such Holder's option), except, in the case of any Note to be redeemed in part, the portion thereof not to be so redeemed.

     (f) If the principal amount, and applicable premium, if any, of part, but not all, of a Global Note is paid, then upon surrender to the Trustee of such Global Note, the Company shall execute, and the Trustee shall authenticate, deliver and register, a Global Note in an authorized denomination in aggregate principal amount equal to, and having the same terms, Original Issue Date or Dates and series as, the unpaid portion of such Global Note.

SECTION 2.07   MUTILATED, DESTROYED, LOST OR STOLEN NOTES

     (a) If any temporary or definitive Note shall become mutilated or be destroyed, lost or stolen, the Company shall execute, and upon its request the Trustee shall authenticate and deliver, a new Note of like form and principal amount and having the same terms and Original Issue Date or Dates and bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, the Trustee and any paying agent or Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft of a Note, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

     (b) The Trustee shall authenticate any such substituted Note and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Note, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. If any Note which has matured, is about to mature, has been redeemed or called for redemption shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substituted Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) if the applicant for such payment shall furnish to the Company, the Trustee and any paying agent or Authenticating Agent such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and the Trustee of the destruction, loss or theft of such Note and of the ownership thereof.

     (c) Every substituted Note issued pursuant to this Section 2.07 by virtue of the fact that any Note is mutilated, destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not such destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder. All Notes shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

SECTION 2.08   TEMPORARY NOTES

     Pending the preparation of definitive Notes, the Company may execute and the Trustee shall authenticate and deliver temporary Notes (printed, lithographed or otherwise reproduced). Temporary Notes shall be issuable in any authorized denomination and substantially in the form of the definitive Notes but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Notes. Without unreasonable delay the Company shall execute and shall deliver to the Trustee definitive Notes and thereupon any or all temporary Notes shall be surrendered in exchange therefor at the corporate trust office of the Trustee, and the Trustee shall authenticate, deliver and register in exchange for such temporary Notes an equal aggregate principal amount of definitive Notes. Such exchange shall be made by the Company at its own expense and without any charge therefor to the Noteholders. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes authenticated and delivered hereunder.

SECTION 2.09   CANCELLATION OF NOTES PAID, ETC.

     All Notes surrendered for the purpose of payment, redemption, exchange or registration of transfer shall be surrendered to the Trustee for cancellation and promptly canceled by it and no Notes shall be issued in lieu thereof except as expressly permitted by this Indenture. The Company's acquisition of any Notes shall operate as a redemption or satisfaction of the indebtedness represented by such Notes and such Notes shall be surrendered by the Company to and canceled by the Trustee.

SECTION 2.10   INTEREST RIGHTS PRESERVED

     Each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note, and each such Note shall be so dated that neither gain nor loss of interest shall result from such transfer, exchange or substitution.

SECTION 2.11   SPECIAL RECORD DATE

     If and to the extent that the Company fails to make timely payment or provision for timely payment of interest on any issue of Notes (other than on an Interest Payment Date that is a maturity date), that interest shall cease to be payable to the Persons who were the Noteholders of such issue at the applicable Regular Record Date. In that event, when moneys become available for payment of that interest, the Trustee shall (a) establish a date of payment of such interest and a Special Record Date for the payment of that interest, which Special Record Date shall be not more than 15 or fewer than 10 days prior to the date of the proposed payment and (b) mail notice of the date of payment and of the Special Record Date not fewer than 10 days preceding the Special Record Date to each Noteholder of such issue at the close of business on the 15th day preceding the mailing at the address of such Noteholder, as it appears on the register for the Notes. On the day so established by the Trustee the interest shall be payable to the Holders of the applicable Notes at the close of business on the Special Record Date.

SECTION 2.12   PAYMENT OF NOTES

     Payment of the principal, interest and premium on all Notes shall be payable as follows:

     (a) On or before 11:00 a.m., New York City time, of the day on which payment of principal, interest and premium, if any, is due on any Global Note pursuant to the terms thereof, the Company shall deliver to the Trustee funds available on such date sufficient to make such payment, by wire transfer of immediately available funds or by instructing the Trustee to withdraw sufficient funds from an account maintained by the Company with the Trustee or such other method as is acceptable to the Trustee and, if applicable, the Depositary. On or before 2:00 p.m.,

New York City time, or such other time as shall be agreed upon between the Trustee and, if applicable, the Depositary, of the day on which any payment of interest is due on any Global Note (other than at maturity), the Trustee shall pay to the Depositary such interest in same day funds. On or before 2:00 p.m., New York City time or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which principal, interest payable at maturity and premium, if any, is due on any Global Note, the Trustee shall deposit with the Depositary the amount equal to the principal, interest payable at maturity and premium, if any, by wire transfer into the account specified by the Depositary.

     (b) With respect to any Note that is not a Global Note, principal, applicable premium and interest due at the maturity of the Note shall be payable in immediately available funds when due upon presentation and surrender of such Note at the corporate trust office of the Trustee or at the authorized office of any paying agent. Interest on any Note that is not a Global Note (other than interest payable at maturity) shall be paid to the Holder thereof as its name appears on the register by check or wire transfer payable in clearinghouse funds; provided that if the Trustee receives a written request from any Holder of Notes, the aggregate principal amount of which having the same Interest Payment Date equals or exceeds $10,000,000, on or before the applicable Regular Record Date for such Interest Payment Date, interest shall be paid by wire transfer of immediately available funds to a bank designated by such Holder in its request or by direct deposit into the account of such Holder designated by such Holder in its request if such account is maintained with the Trustee or any paying agent.

     (c) The Trustee shall receive the Pledged First Mortgage Bonds or Pledged Substituted Mortgage Bonds from the Company as provided in this Indenture and shall hold the Pledged First Mortgage Bonds or Pledged Substituted Mortgage Bonds, and any and all sums payable thereon or with respect thereto or realized therefrom, in trust for the benefit of the Holders of the Notes, as herein provided. Subject to Article Eight hereof, the Company's obligations to make payments with respect to the principal of, premium or interest on Pledged First Mortgage Bonds or Pledged Substituted Mortgage Bonds will be fully or partially, as the case may be, satisfied and discharged to the extent that, at the time that any such payment shall be due, the then due principal of, premium or interest on the related issue of Notes shall have been fully or partially paid or there shall have been deposited with the Trustee pursuant to this Section
2.12 sufficient available funds to fully or partially pay the then due principal of, premium, if any, or interest on such related issue of Notes.

SECTION 2.13  NOTES ISSUABLE IN THE FORM OF A GLOBAL NOTE

     (a) If the Company shall establish pursuant to Section 2.05 hereof that the Notes of a particular series are to be issued in whole or in part in the form of one or more Global Notes, then the Company shall execute and the Trustee shall, in accordance with Section 2.05 hereof and the Company Order delivered to the Trustee thereunder, authenticate and deliver such Global Note or Notes, which
(i) shall represent, shall be denominated in an amount equal to the aggregate principal amount of, and shall have the same terms as, the outstanding Notes to be represented by such Global Note or Notes, (ii) shall be registered in the name of the Depositary or its nominee, (iii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (iv) shall bear a legend substantially to the following effect: "This Note is a Global Note registered in the name of the Depositary (referred to herein) or a nominee thereof and, unless and until it is exchanged in whole or in part for the individual Notes represented hereby, this Global Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this Global Note is presented by an authorized representative of The Depositary Trust Company, to the trustee for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depositary Trust Company and any payment is made to Cede & Co., any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, Cede & Co., has an interest herein" or such other legend as may be required by the rules and regulations of the Depositary.

     (b) Notwithstanding any other provision of Section 2.06 hereof or of this
Section 2.13, unless the terms of a Global Note expressly permit such Global Note to be exchanged in whole or in part for individual Notes, a Global Note may be transferred, in whole but not in part, only as described in the legend thereto.

     (c) (i) If at any time the Depositary for a Global Note notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note or if at any time the Depositary for the Global Note shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or other applicable statute or regulation, the Company shall appoint a successor Depositary, with respect to such Global Note. If a successor Depositary for such Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 2.05(c)(vii) hereof shall no longer be effective with respect to the series of Notes evidenced by such Global Note and the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes of such series in exchange for such Global Note, shall authenticate and deliver, individual Notes of such series of like tenor and terms in definitive form in an aggregate principal amount equal to the amount of the Global Note in exchange for such Global Note. The Trustee shall not be charged with knowledge or notice of the ineligibility of a Depositary unless a responsible officer assigned to and working in its corporate trustee administration department shall have actual knowledge thereof.

     (ii) The Company may at any time and in its sole discretion determine that all (but not less than all) outstanding Notes of a series issued or issuable in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes in exchange for such Global Note, shall authenticate and deliver individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Note or Notes in exchange for such Global Note or Notes.

     (iii) In any exchange provided for in any of the preceding two paragraphs, the Company will execute and the Trustee will authenticate and deliver individual Notes in definitive registered form in authorized denominations.
Upon the exchange of a Global Note for individual Notes, such Global Note shall be canceled by the Trustee. Notes issued in exchange for a Global Note pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Notes to the Depositary for delivery to the persons in whose names such Notes are so registered, or if the Depositary shall refuse or be unable to deliver such Notes, the Trustee shall deliver such Notes to the persons in whose names such Notes are registered, unless otherwise agreed upon between the Trustee and the Company, in which event the Company shall cause the Notes to be delivered to the persons in whose names such Notes are registered.

     (d) Neither the Company, the Trustee, any Authenticating Agent nor any paying agent shall have any responsibility or liability for any aspect of the records relating to, or payments made on account of beneficial ownership interests of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest.

     (e) Pursuant to the provisions of this subsection, at the option of the Trustee and upon 30 days' written notice to the Depositary but not prior to the first Interest Payment Date of the respective Global Notes, the Depositary shall be required to surrender any two or more Global Notes which have identical terms, including, without limitation, identical maturities, interest rates and redemption provisions (but which may have differing Original Issue Dates) to the Trustee, and the Company shall execute, and the Trustee shall authenticate and deliver to, or at the direction of, the Depositary, a Global Note in principal amount equal to the aggregate principal amount of, and with all terms identical to, the Global Notes surrendered thereto and that shall indicate each applicable Original Issue Date and the principal amount applicable to each such Original Issue Date. The exchange contemplated in this subsection shall be consummated at least 30 days prior to any Interest Payment Date applicable to any of the Global Notes surrendered to the Trustee. Upon any exchange of any Global Note with two or more Original Issue Dates, whether pursuant to this Section or pursuant to Section 2.06 or Section 3.03 hereof, the aggregate principal amount of the Notes with a particular Original Issue Date shall be the same before and after such exchange, after giving effect to any retirement of Notes and the Original Issue Dates applicable to such Notes occurring in connection with such exchange.

                                 ARTICLE THREE

                              REDEMPTION OF NOTES

SECTION 3.01  APPLICABILITY OF ARTICLE

     Such of the Notes as are, by their terms, redeemable prior to their stated maturity date at the option of the Company, may be redeemed by the Company at such times, in such amounts and at such prices as may be specified therein and in accordance with the provisions of this Article Three.

SECTION 3.02  NOTICE OF REDEMPTION; SELECTION OF NOTES

     (a) The election of the Company to redeem any Notes shall be evidenced by a Board Resolution or a Company Order which shall be given with notice of redemption to the Trustee at least 45 days (or such shorter period acceptable to the Trustee in its sole discretion) prior to the redemption date specified in such notice.

     (b) Following receipt of the Company's notice pursuant to Section 3.02(a) hereof, notice of redemption to each Holder of Notes to be redeemed as a whole or in part shall be given by the Trustee, at the expense of the Company, in the manner provided in Section 15.10 hereof, no less than 30 or more than 60 days prior to the date fixed for redemption. Any notice which is given in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Noteholder receives the notice. In any case, failure duly to give such notice, or any defect in such notice, to the Holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any Note.

     (c) Each such notice shall specify the date fixed for redemption, the places of redemption and the redemption price at which such Notes are to be redeemed, and shall state that payment of the redemption price of such Notes or portion thereof to be redeemed will be made upon surrender of such Notes at such places of redemption, that interest accrued to the date fixed for redemption will be paid as specified in such notice, and that from and after such date interest thereon shall cease to accrue. If less than all of a series of Notes having the same terms are to be redeemed, the notice shall specify the Notes or portions thereof to be redeemed. If any Note is to be redeemed in part only, the notice which relates to such Note shall state the portion of the principal amount thereof to be redeemed, and shall state that, upon surrender of such Note, a new Note or Notes having the same terms in aggregate principal amount equal to the unredeemed portion thereof will be issued.

     (d) Unless otherwise provided by a supplemental indenture or Company Order under Section 2.05 hereof, if less than all of a series of Notes having the same terms are to be redeemed, the Trustee shall select pro rata or by lot, or in such other manner as it shall deem appropriate and fair in its discretion the particular Notes to be redeemed in whole or in part and shall thereafter promptly notify the Company in writing of the Notes so to be redeemed. If less than all of a series of Notes represented by a Global Note are to be redeemed, the particular Notes or portions thereof of such series to be redeemed shall be selected by the Depositary for such series of Notes in such manner as the Depositary shall determine. Notes shall be redeemed only in denominations of $1,000, provided that any remaining principal amount of a Note redeemed in part shall be a denomination authorized under this Indenture.

     (e) If at the time of the mailing of any notice of redemption the Company shall not have irrevocably directed the Trustee to apply funds deposited with the Trustee or held by it and available to be used for the redemption of Notes to redeem all the Notes called for redemption, such notice, at the election of the Company, may state that it is subject to the receipt of the redemption moneys by the Trustee before the date fixed for redemption and that such notice shall be of no effect unless such moneys are so received before such date.

SECTION 3.03  PAYMENT OF NOTES ON REDEMPTION; DEPOSIT OF REDEMPTION PRICE

     (a) If notice of redemption for any Notes shall have been given as provided in Section 3.02 hereof and such notice shall not contain the language permitted at the

Company's option under Section 3.02(e) hereof, such Notes or portions of Notes called for redemption shall become due and payable on the date and at the places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption of such Notes. Interest on the Notes or portions thereof so called for redemption shall cease to accrue and such Notes or portions thereof shall be deemed not to be entitled to any benefit under this Indenture except to receive payment of the redemption price together with interest accrued thereon to the date fixed for redemption. Upon presentation and surrender of such Notes at such a place of payment in such notice specified, such Notes or the specified portions thereof shall be paid and redeemed at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

     (b) If notice of redemption shall have been given as provided in Section
3.02 hereof and such notice shall contain the language permitted at the Company's option under Section 3.02(e) hereof, such Notes or portions of Notes called for redemption shall become due and payable on the date and at the places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption of such Notes, and interest on the Notes or portions thereof so called for redemption shall cease to accrue and such Notes or portions thereof shall be deemed not to be entitled to any benefit under this Indenture except to receive payment of the redemption price together with interest accrued thereon to the date fixed for redemption; provided that, in each case, the Company shall have deposited with the Trustee or a paying agent on or prior to such redemption date an amount sufficient to pay the redemption price together with interest accrued to the date fixed for redemption. Upon the Company making such deposit and upon presentation and surrender of such Notes at the place of payment in such notice specified, such Notes or the specified portions thereof shall be paid and redeemed at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption. If the Company shall not make such deposit on or prior to the redemption date, the notice of redemption shall be of no force and effect and the principal on such Notes or specified portions thereof shall continue to bear interest as if the notice of redemption had not been given.

     (c) No notice of redemption of Notes shall be mailed during the continuance of any Event of Default, except (1) that, when notice of redemption of any Notes has been mailed, the Company shall redeem such Notes but only if funds sufficient for that purpose have prior to the occurrence of such Event of Default been deposited with the Trustee or a paying agent for such purpose, and
(2) that notices of redemption of all outstanding Notes may be given during the continuance of an Event of Default.

     (d) Upon surrender of any Note redeemed in part only, the Company shall execute, and the Trustee shall authenticate, deliver and register, a new Note or Notes of authorized denominations in aggregate principal amount equal to, and having the same terms, Original Issue Date or Dates and series as, the unredeemed portion of the Note so surrendered.

                                 ARTICLE FOUR
                    PLEDGED FIRST MORTGAGE BONDS; PLEDGED
                          SUBSTITUTED MORTGAGE BONDS

[SECTION 4.01  DELIVERY OF INITIAL SERIES OF PLEDGED FIRST
               MORTGAGE BONDS

     Subject to the provisions of Section 4.10 and Article Five hereof, the Company hereby delivers to the Trustee, in connection with the initial issuance of the Initial Notes, Pledged First Mortgage Bonds bearing the designation "First Mortgage Bonds, Pledged Series A due _________" in the aggregate principal amount of $_________, fully registered in the name of the Trustee, in trust for the benefit of the Holders from time to time of the Initial Notes as security for any and all obligations of the Company under the Initial Notes, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the Initial Notes when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or the Initial Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the Initial Notes when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or the Initial Notes.]

[SECTION 4.02  RECEIPT

     The Trustee acknowledges receipt of the Pledged First Mortgage Bonds described in Section 4.01 hereof.]

SECTION 4.03   PLEDGED FIRST MORTGAGE BONDS HELD BY THE
               TRUSTEE

     The Trustee, as a Holder of Pledged First Mortgage Bonds, shall attend any meeting of Bondholders under the applicable First Mortgage as to which it receives due notice, or, at its option, shall deliver its proxy in connection therewith. Either at such meeting, or otherwise where consent of Holders of First Mortgage Bonds issued under the applicable First Mortgage is sought without a meeting, the Trustee shall vote all of the Pledged] First Mortgage Bonds held by it, or shall consent or withhold its consent with respect thereto, as directed by the Holders of not less than a majority in the aggregate principal amount of the outstanding Notes; provided, however, that the Trustee shall not be required to vote as such Holder of any particular issue of Pledged First Mortgage Bonds in favor of, or give its consent to, any action except upon notification by the Trustee to the Noteholders of the related issue of Notes of such proposal and consent thereto of the Holders of not less than a majority in aggregate principal amount of the outstanding Notes of such issue.

SECTION 4.04   NO TRANSFER OF PLEDGED FIRST MORTGAGE BONDS;
               EXCEPTION

     Except as required to effect an assignment to a successor trustee under this Indenture or pursuant to Section 4.05 or Section 4.07 hereof, the Trustee shall not sell, assign or transfer the Pledged First Mortgage Bonds and the Company shall issue stop transfer instructions to the Mortgage Trustee and any transfer agent under the First Mortgage to effect compliance with this Section 4.04.

SECTION 4.05   DELIVERY TO THE COMPANY OF ALL PLEDGED FIRST
               MORTGAGE BONDS

     When the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the Pledged First Mortgage Bonds shall be satisfied or deemed satisfied pursuant to Section 4.10 or Section 5.01(a) hereof, the Trustee shall, upon written request of the Company, deliver to the Company all of the Pledged First Mortgage Bonds, together with such appropriate instruments of transfer or release as may be reasonably requested by the Company. All Pledged First Mortgage Bonds delivered to the Company in accordance with this Section 4.05 shall be delivered by the Company to the Mortgage Trustee for cancellation.

SECTION 4.06   FURTHER ASSURANCES

     The Company, at its own expense, shall do such further lawful acts and things, and execute and deliver such additional conveyances, assignments, assurances, agreements and instruments, as may be necessary in order to better assign, assure and confirm to the Trustee its interest in the Pledged First Mortgage Bonds and for maintaining, protecting and preserving such interest.

SECTION 4.07   EXCHANGE AND SURRENDER OF PLEDGED FIRST
               MORTGAGE BONDS

     At any time at the written direction of the Company, the Trustee shall surrender to the Company all or part of the Pledged First Mortgage Bonds in exchange for Pledged First Mortgage Bonds equal in aggregate outstanding principal amounts to, in different denominations than, but of the same series and with all other terms identical to, the Pledged First Mortgage Bonds so surrendered to the Company. In addition, at any time a Note shall cease to be entitled to any lien, benefit or security under this Indenture pursuant to Section 5.01(b) hereof, the Trustee shall surrender an equal principal amount of the related issue of Pledged First Mortgage Bonds, subject to the limitations of this
Section 4.07, to the Company for cancellation. The Trustee shall, together with such Pledged First Mortgage Bonds, deliver to the Company such appropriate instruments of transfer or release as the Company may reasonably request. Prior to the surrender required by this paragraph, the Trustee shall receive from the Company, and (subject to Section 9.01 hereof) shall be fully protected in relying upon, an Officers' Certificate stating (i) the aggregate outstanding principal amount of the Pledged First Mortgage Bonds of the issue surrendered by the Trustee, after giving effect to such surrender, (ii) the aggregate outstanding principal amount of the related issue of Notes, (iii) that the surrender of the Pledged First Mortgage Bonds will not result in any default under this Indenture, and (iv) that any Pledged First Mortgage Bonds to be received in exchange for the Pledged First Mortgage Bonds being surrendered comply with the provisions of this Section.

     The Company shall not be permitted to cause the surrender or exchange of all or any part of an issue of Pledged First Mortgage Bonds contemplated in this Section, if after such surrender or exchange, the aggregate outstanding principal amount of the related issue of Notes would exceed the aggregate outstanding principal amount of such issue of Pledged First Mortgage Bonds held by the Trustee. Any Pledged First Mortgage Bonds received by the Company pursuant to this Section 4.07 shall be delivered to the Mortgage Trustee for cancellation.

SECTION 4.08  ACCEPTANCE OF ADDITIONAL PLEDGED FIRST
              MORTGAGE BONDS

     Upon the issuance of Notes hereunder (other than the Initial Notes referred to in Section 4.01 hereof) at any time prior to the Substitution Date, the Company shall deliver to the Trustee in trust for the benefit of the Holders of the Notes as described in Section 4.10 hereof, and the Trustee shall accept therefor, a related issue of Pledged First Mortgage Bonds registered in the name of the Trustee conforming to the requirements of Section 4.09 hereof.

SECTION 4.09  TERMS OF PLEDGED FIRST MORTGAGE BONDS

     Each issue of Pledged First Mortgage Bonds delivered to the Trustee pursuant to Section 4.01 or Section 4.08 hereof shall have the same stated rate or rates of interest (or interest calculated in the same manner), Interest Payment Dates, stated maturity date and redemption provisions, and shall be in the same aggregate principal amount, as the related issue of Notes.

SECTION 4.10  PLEDGED FIRST MORTGAGE BONDS AS SECURITY FOR
              NOTES

     Until the Substitution Date and subject to Article Five hereof, Pledged First Mortgage Bonds delivered to the Trustee, in trust for the benefit of the Holders of the related issue of Notes, shall serve as security for any and all obligations of the Company under the related issue of Notes, including, but not limited to (1) the full and prompt payment of the principal of and premium, if any, on such related issue of Notes when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or such related issue of Notes, either at the stated maturity thereof upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on such related issue of Notes when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or such related issue of Notes.

     Notwithstanding anything in this Indenture to the contrary, from and after the Substitution Date, the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the Pledged First Mortgage Bonds shall be deemed satisfied and discharged as provided in the supplemental trust indenture or indentures to the First Mortgage creating such Pledged Mortgage Bonds and the Pledged First Mortgage Bonds shall cease to secure in any manner Notes theretofore or subsequently issued. From and after the Substitution Date, any conditions to the issuance of Notes that refer or relate to Pledged First Mortgage Bonds or the First Mortgage shall be inapplicable. Following the Substitution Date, the Company shall cause each First Mortgage to be closed and the Company shall not issue any additional First Mortgage Bonds or Pledged First Mortgage Bonds under either First Mortgage. Notice of the occurrence of the Substitution Date shall be given by the Trustee to the Holders of the Notes in the manner provided in Section 15.10 hereof not later than 30 days after the Company notifies the Trustee of the occurrence of the Substitution Date.

SECTION 4.11  PLEDGED SUBSTITUTED MORTGAGE BONDS

     (a) The Company shall notify the Trustee not less than 90 days prior to the Substitution Date that the Company has determined to deliver to the Trustee on the Substitution Date Pledged Substituted Mortgage Bonds in an aggregate principal amount equal to the aggregate principal amount of Notes outstanding on the Substitution Date in trust for the benefit of the Holders from time to time of the Notes issued under this Indenture as security for any and all obligations of the Company under the Notes, including but not limited to, (1) the full and prompt payment of the principal of and premium, if any, on the Notes when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or the Notes, either at the stated maturity thereof, upon acceleration of the maturity thereof or upon redemption, and (2) the full and prompt payment of any interest on the Notes when and as the same shall become due and payable in accordance with the terms and provisions of this Indenture or the Notes.

     (b) The Pledged Substituted Mortgage Bonds to be delivered pursuant to the notice described in Section 4.11(a) shall be delivered in separate series and issues corresponding to the series and issues of Notes outstanding on the Substitution Date, each issue of Pledged Substituted Mortgage Bonds having the same stated rate or rates of interest (or interest calculated in the same manner), Interest Payment Dates, stated maturity date and redemption provisions, and in the same aggregate principal amount, as the related issue of Notes outstanding on the Substitution Date.

     (c) The notice described in Section 4.11(a), shall also state that on the Substitution Date the Company shall deliver to the Trustee a supplemental indenture to this Indenture that will provide, among other things, that upon the issuance of Notes hereunder on or after the Substitution Date, the Company shall deliver to the Trustee in trust for the benefit of the Holders as described in
Section 4.11(a) hereof, and the Trustee shall accept therefor, a related issue of Pledged Substituted Mortgage Bonds registered in the name of the Trustee and conforming to the requirements therein specified.

     (d) The determination whether to deliver Pledged Substituted Mortgage Bonds shall be made in the Company's sole discretion and without any obligation to do so.

     (e) In the event that the Company does not deliver the notice described in
Section 4.11(a), the Notes outstanding on the Substitution Date shall, as of the Substitution Date, no longer be entitled to the benefit of the pledge of the Pledged Mortgage Bonds and shall thereafter be general unsecured obligations of the Company.

                                 ARTICLE FIVE

                 SATISFACTION AND DISCHARGE; UNCLAIMED MONEYS

SECTION 5.01  SATISFACTION AND DISCHARGE

     (a)  If at any time:

     (1) the Company shall have paid or caused to be paid the principal of and premium, if any, and interest on all the outstanding Notes, as and when the same shall have become due and payable,

     (2) the Company shall have delivered to the Trustee for cancellation all outstanding Notes, or

     (3) the Company shall have irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds the entire amount in (A) cash, (B) U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as will insure the availability of cash, or (C) a combination of cash and U.S. Government Obligations, in any case sufficient, without reinvestment, as certified by an independent public accounting firm of national reputation in a written certification delivered to the Trustee, to pay at maturity or the applicable redemption date (provided that notice of redemption shall have been duly given or irrevocable provision satisfactory to the Trustee shall have been duly made for the giving of any notice of redemption) all outstanding Notes, including principal and any premium and interest due or to become due to such date of maturity, as the case may be, and if, in any such case, the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) rights of registration of transfer and exchange of Notes, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and any premium and interest thereon, upon the original stated due dates therefor or upon the applicable redemption date (but not upon acceleration of maturity) from the moneys and U.S. Government Obligations held by the Trustee pursuant to Section 5.02 hereof, (iv) the rights and immunities of the Trustee hereunder, (v) the rights of the Holders of Notes as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, (vi) the obligations and rights of the Trustee and the Company under
Section 5.04 hereof, and (vii) the duties of the Trustee with respect to any of the foregoing), and the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and its obligations under, the Notes, and the Trustee, on demand of the Company and at the cost and expense of the Company, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture and the Trustee shall at the request of the Company return to the Company all Pledged First Mortgage Bonds and all Pledged Substituted Mortgage Bonds and all other property and money held by it under this Indenture and determined by it from time to time in accordance with the certification pursuant to this Section 5.01(a)(3) to be in excess of the amount required to be held under this Section.

     If the Notes are deemed to be paid and discharged pursuant to this Section 5.01(a)(3) within 15 days after those Notes are so deemed to be paid and discharged, the Trustee shall cause a written notice to be given to each Holder in the manner provided by Section 15.10 hereof. The notice shall:

     (i)    state that the Notes are deemed to be paid and discharged;

     (ii) set forth a description of any U.S. Government Obligations and cash held by the Trustee as described above;

     (iii) if any Notes will be called for redemption, specify the date or dates on which those Notes are to be called for redemption.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 9.06 hereof shall survive.

     If the Notes are deemed paid and discharged pursuant to this Section 5.01, the obligation of the Company to make payment with respect to the principal of and premium, if any, and interest on the related issue of Pledged First Mortgage Bonds or the related issue of Pledged Substituted Mortgage Bonds shall be satisfied and discharged and the related issue of Pledged First Mortgage Bonds or the related issue of Pledged Substituted Mortgage Bonds shall cease to secure the Notes in any manner.

     (b)    If at any time:

     (1) the Company shall have paid or caused to be paid the principal of and premium, if any, and interest on any Note, as and when the same shall have become due and payable,

     (2) the Company shall have delivered to the Trustee for cancellation any outstanding Note, or

     (3) the Company shall have irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds the entire amount in (A) cash, (B) U.S. Government Obligations maturing as to principal and interest in such amounts and at such times as will insure the availability of cash, or (C) a combination of cash and U.S. Government Obligations, in any case sufficient, without reinvestment, as certified by an independent public accounting firm of national reputation in a written certification delivered to the Trustee, to pay at maturity or the applicable redemption date (provided that notice of redemption shall have been duly given or irrevocable provision satisfactory to the Trustee shall have been duly made for the giving of any notice of redemption) any outstanding Note, including principal and any premium and interest due or to become due to such date of maturity, as the case may be, such Note shall cease to be entitled to any lien, benefit or security under this Indenture. Upon a Note ceasing to be entitled to any lien, benefit or security under this Indenture, the obligation of the Company to make payment with respect to principal of and premium, if any, and interest on a principal amount of the related issue of Pledged First Mortgage Bonds or the related issue of Pledged Substituted Mortgage Bonds equal to the principal amount of such Note shall be satisfied and discharged and such portion of the principal amount of such Pledged First Mortgage Bonds or Pledged Substituted Mortgage Bonds shall cease to secure the Notes in any manner.

SECTION 5.02  DEPOSITED MONEYS TO BE HELD IN TRUST BY
              TRUSTEE

     All moneys and U.S. Government Obligations deposited with the Trustee pursuant to Section 5.01 hereof shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the Holders of the particular Notes for the payment or redemption of which such moneys and U.S. Government Obligations have been deposited with the Trustee of all sums due and to become due thereon for principal and premium, if any, and interest.

SECTION 5.03  PAYING AGENT TO REPAY MONEYS HELD

     Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent for the Notes (other than the Trustee) shall, upon written demand by an Authorized Agent, be repaid to the Company or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

SECTION 5.04  RETURN OF UNCLAIMED MONEYS

     Any moneys deposited with or paid to the Trustee for payment of the principal of or any premium or interest on any Notes and not applied but remaining unclaimed by the Holders of such Notes for one year after the date upon which the principal of or any premium or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on written demand by an Authorized Agent, and all liability of the Trustee shall thereupon cease; and any Holder of any of such Notes shall thereafter look only to the Company for any payment which such Holder may be entitled to collect.

                                  ARTICLE SIX


                      PARTICULAR COVENANTS OF THE COMPANY

SECTION 6.01  PAYMENT OF PRINCIPAL PREMIUM AND INTEREST

     The Company covenants and agrees for the benefit of the Holders of the Notes that it will duly and punctually pay or cause to be paid the principal of and any premium and interest on each of the Notes at the places, at the respective times and in the manner provided in such Notes or in this Indenture.

SECTION 6.02  OFFICE FOR NOTICES AND PAYMENTS, ETC.

     So long as any of the Notes remain outstanding, the Company at its option may cause to be maintained in the Borough of Manhattan, The City of New York, or elsewhere, an office or agency where the Notes may be presented for registration of transfer and for exchange as in this Indenture provided, and where, at any time when the Company is obligated to make a payment of principal and premium upon Notes, the Notes may be surrendered for payment, and may maintain at any such office or agency and at its principal office an office or agency where notices and demands to or upon the Company in respect of the Notes or of this Indenture may be served. The designation of any such office or agency shall be made by Company Order pursuant to Section 2.05 hereof or at any subsequent time pursuant to this Section 6.02. The Company will give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. If the Company shall fail to give such notice of the location or of any change in the location of any such office or agency, presentations may be made and notices and demands may be served at the corporate trust office of the Trustee.

SECTION 6.03  APPOINTMENTS TO FILL VACANCIES IN TRUSTEE'S
              OFFICE

     The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 9.11 hereof, a Trustee so that there shall at all times be a Trustee hereunder.

SECTION 6.04  PROVISION AS TO PAYING AGENT

     The Trustee shall be the paying agent for the Notes and, at the option of the Company, the Company may appoint additional paying agents (including without limitation itself). Whenever the Company shall appoint an additional paying agent, it shall cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to this
Section 6.04:

     (1) that it will hold in trust for the benefit of the Holders and the Trustee all sums held by it as such agent for the payment of the principal of and any premium or interest on the Notes (whether such sums have been paid to it by the Company or by any other obligor on such Notes) in trust for the benefit of the Holders of such Notes;

     (2) that it will give to the Trustee notice of any failure by the Company (or by any other obligor on such Notes) to make any payment of the principal of and any premium or interest on such Notes when the same shall be due and payable; and

     (3) that it will at any time during the continuance of any such failure, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such paying agent.

     If the Company shall act as its own paying agent with respect to any Notes, it will, on or before each due date of the principal of and any premium or interest on such Notes, set aside, segregate and hold in trust for the benefit of the Holders of such Notes a sum sufficient to pay such principal and any premium or interest so becoming due and will notify the Trustee of any failure by it to take such action and of any failure by the Company (or by any other obligor on such Notes) to make any payment of the principal of and any premium or interest on such Notes when the same shall become due and payable.

     Whenever the Company shall have one or more paying agents, it will, on or prior to each due date of the principal of (and premium, if any) or interest, if any, on any Notes, deposit with such paying agent a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, if any, and (unless such paying agent is the Trustee) the Company shall promptly notify the Trustee of any failure on its part to so act.

     Anything in this Section 6.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it or any paying agent hereunder, as required by this
Section 6.04, such sums to be held by the Trustee upon the trusts herein contained.

     Anything in this Section 6.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 6.04 is subject to Sections 5.03 and 5.04 hereof.

SECTION 6.05  OPINIONS OF COUNSEL

     The Company will cause this Indenture, any indentures supplemental to this Indenture, and any financing or continuation statements to be promptly recorded and filed and rerecorded and refiled in such manner and in such places, as may be required by law in order fully to preserve, protect and perfect the security of the Noteholders and all rights of the Trustee, and shall deliver to the
Trustee:

     (a) promptly after the execution and delivery of this Indenture and of any indenture supplemental to this Indenture, an Opinion of Counsel either stating that, in the opinion of such counsel, this Indenture or such supplemental indenture and any financing or continuation statements have been properly recorded and filed so as to make effective and to perfect the interest of the Trustee intended to be created by this Indenture for the benefit of the Holders from time to time of the Notes in the Pledged First Mortgage Bonds or the Pledged Substituted Mortgage Bonds, and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to perfect or make such interest effective and stating what, if any, action of the foregoing character may reasonably be expected to become necessary prior to the next succeeding May 1 to maintain, perfect and make such interest effective; and

     (b) on or before May 1 of each year, beginning in 1998, and prior to the Substitution Date, an Opinion of Counsel either stating that in the opinion of such counsel such action has been taken, since the date of the most recent Opinion of Counsel furnished pursuant to this Section 6.05(b) or the first Opinion of Counsel furnished pursuant to Section 6.05(a) hereof, with respect to the recording, filing, rerecording, or refiling of this Indenture, each supplemental indenture and any financing or continuation statements, as is necessary to maintain and perfect the interest of the Trustee intended to be created by this Indenture for the benefit of the Holders from time to time of the Notes in the Pledged First Mortgage Bonds or the Pledged Substituted Mortgage Bonds, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain and perfect such interest and stating what, if any, action of the foregoing character may reasonably be expected to become necessary prior to the next succeeding May 1 to maintain, perfect and make such security interest effective.

SECTION 6.06  CERTIFICATES AND NOTICE TO TRUSTEE

     The Company shall, on or before May 1 of each year, beginning in 1998, deliver to the Trustee a certificate from its principal executive officer, principal financial officer or principal accounting officer covering the preceding calendar year and stating whether or not, to the knowledge of such party, the Company has complied with all conditions and covenants under this Indenture, and, if not, describing in reasonable detail any failure by the Company to comply with any such conditions or covenants. For purposes of this Section, compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

SECTION 6.07  NEGATIVE COVENANTS

     (a) The Company will not issue any additional series of first mortgage bonds under either First Mortgage, other than Pledged First Mortgage Bonds.

     (b) On and after the Substitution Date, if and only if no Pledged Substituted Mortgage Bonds have been delivered to the Trustee, the Company will not create, assume, incur or suffer to exist any Mortgage upon any Principal Property, whether owned or leased on the Substitution Date or thereafter acquired, to secure any Debt of the Company or any other Person (other than the Notes), without in any such case making effective provision whereby all of the Notes outstanding hereunder (other than such Notes, if any, which shall by their terms be expressly excluded from the operation of this Section 6.07) shall be directly secured equally and ratably with such Debt, excluding, however, from the operation of the foregoing provisions:

         (i) any Mortgage upon property existing at the time of acquisition thereof (but excluding any extension thereof or addition thereto unless the terms of the Mortgage as of the date of the acquisition of such property provide that such Mortgage shall be secured by such extensions or additions);

          (ii) any Mortgage to secure the payment of all or any part of the purchase price of property or to secure any Debt incurred prior to, at the time of or within 180 days after the acquisition of such property for the purpose of financing all or any part of the purchase price thereof;

          (iii) any Mortgage secured by property used in the generation of electricity;

          (iv)   any Mortgage existing at the date of this Indenture;

          (v)    any Permitted Encumbrance; and

          (vi) any extension, renewal of replacement (or successive extensions, renewals or replacements) in whole or in part of any Mortgage referred to in any of the foregoing clauses (i) to (v), inclusive; provided,
                                                                   --------
however, that the principal amount of Debt secured thereby shall not exceed the
-------
principal amount of Debt (plus any premium or fee payable in connection with such extension, renewal or replacement) so secured at the time of such extension, renewal or replacement; and
provided, further, that such Mortgage shall be limited to all or such part of
--------  -------
the property which was subject to the Mortgage so extended, renewed or replaced (plus improvements on such property).

          Notwithstanding the foregoing provisions of this Section 6.07(b), the Company may create, assume, incur or suffer to exist any Mortgage upon any Principal Property which is not excepted by any of clauses (i) through (vi) above without equally and ratably securing the Notes, provided that the aggregate amount of all Debt then outstanding secured by such Mortgage and all similar Mortgages, together with all net sale proceeds from Sale-Leaseback Transactions (as defined in Section 6.07(c)) which are not permitted pursuant to clauses (i) or (ii) of Section 6.07(c), does not exceed 15% of the total consolidated capitalization of the Company as shown on the audited consolidated balance sheet contained in the latest annual report to shareholders of the Company. For the purposes of this Section 6.07(b), any Mortgage in favor of the United States of America or any States thereof, or any other country, or any political subdivision of any of the foregoing, to secure partial, progress, advance or other payments pursuant to the provisions of any contract or statute, or any Mortgage securing industrial development, pollution control or similar revenue bonds shall not be deemed to create a Mortgage to secure any Debt.

     (c) On and after the Substitution Date, if and only if no Pledged Substituted Mortgage Bonds have been delivered to the Trustee, the Company will not sell or transfer any Principal Property, with the Company taking back a lease of such Principal Property (a "Sale-Leaseback Transaction"), unless (i) such Sale-Leaseback Transaction occurs within 180 days from the date of acquisition of such Principal Property or the date of the completion of construction or commencement of full operations on such Principal Property, whichever is later, or (ii) the Company, within 120 days after such Sale-Leaseback Transaction, applies or causes to be applied to the retirement of Debt of the Company (other than Debt of the Company which by its terms or the terms of the instrument pursuant to which it was issued is subordinate in right of payment to the Notes) an amount not less than the net proceeds of the sale of such Principal Property.

     Notwithstanding the foregoing provisions of this Section 6.07(c), the Company may effect any Sale-Leaseback Transaction involving any Principal Property, provided that the net sale proceeds from such Sale-Leaseback Transaction, together with all other Sale-Leaseback Transactions which are not permitted pursuant to clauses (i) or (ii) of the foregoing paragraph and all Debt secured by Mortgages not specifically excluded pursuant to any of clauses
(i) through (vi) of Section 6.07(b) from the operation of Section 6.07(b), does not exceed 15% of the total capitalization of the Company as shown on the audited consolidated balance sheet contained in the latest Annual Report on Form 10-K filed with the SEC. The provisions of this
Section 6.07(c) shall also not prevent any Sale-Leaseback Transaction involving a lease for a period, including renewals, of not more than 36 months.

                                 ARTICLE SEVEN


          NOTEHOLDER LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

SECTION 7.01  NOTEHOLDER LISTS

     (a) The Company shall furnish or cause to be furnished to the Trustee semiannually, not later than 15 days after each Regular Record Date for each Interest Payment Date that is not a maturity date and at such other times as such Trustee may request in writing, within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require containing all the information in the possession or control of the Company, or any paying agents other than the Trustee, as to the names and addresses of the Holders of Notes, obtained since the date as of which the next previous list, if any, was furnished. Any such list may be dated as of a date not more than 15 days prior to the time such information is furnished or caused to be furnished and need not include information received after such date; provided that as long as the Trustee is the registrar for the Notes, no such list shall be required to be furnished. The Trustee shall preserve any list provided to it pursuant to this Section until such time as the Company or any paying agent, as applicable, shall provide it with a more recent list.

     (b) Within five Business Days after the receipt by the Trustee of a written application by any three or more Holders stating that the applicants desire to communicate with other Holders with respect to their rights under the Indenture or under the Notes, and accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, and by reasonable proof that each such applicant has owned a Note for a period of at least six months preceding the date of such application, the Trustee shall, at its election, either:

     (i) afford to such applicants access to all information furnished to or received by the Trustee pursuant to Section 7.01(a) hereof or, if applicable, in its capacity as registrar for the Notes; or

     (ii) inform such applicants as to the approximate number of Holders according to the most recent information furnished to or received by the Trustee under Section 7.01(a) hereof or if applicable in its capacity as registrar for the Notes, and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of Notes a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the SEC, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of a Note, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any paying agent nor any Authenticating Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under this Section.

SECTION 7.02  SECURITIES AND EXCHANGE COMMISSION REPORTS

     The Company shall:

     (a) file with the Trustee, within 15 days after the Company is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Company may be required to file with the SEC pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the

SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

     (b) file with the Trustee and the SEC, in accordance with rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations, including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants, conforming to the requirements of Section 15.05 hereof, as to compliance with conditions or covenants, compliance with which is subject to verification by accountants; and

     (c) transmit by mail to all Holders, as their names and addresses appear in the register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the SEC.

SECTION 7.03  REPORTS BY THE TRUSTEE

     (a) Within 60 days after May 15 of each year, beginning with the May 15 after the first issuance of Notes hereunder, the Trustee shall transmit by mail a brief report dated as of such date that complies with Section 313(a) of the TIA (to the extent required by such Section).

     (b) The Trustee shall from time to time transmit by mail brief reports that comply, both in content and date of delivery, with Section 313(b) of the TIA (to the extent required by such Section).

     (c) A copy of each such report filed pursuant to this section shall, at the time of such transmission to such Holders, be filed by the Trustee with each stock exchange upon which any Notes are listed and also with the SEC. The Company will notify the Trustee promptly upon the listing of such Notes on any stock exchange.

     (d) Reports pursuant to this Section shall be transmitted

     (1) by mail to all Holders of Notes, as their names and addresses appear in the register for the Notes;

     (2) by mail to such Holders of Notes as have, within the two years preceding such transmission, filed their names and addresses with the Trustee for such purpose;

     (3) by mail, except in the case of reports pursuant to Section 7.03(b) and
(c) hereof, to all Holders of Notes whose names and addresses have been furnished to or received by the Trustee pursuant to Section 7.01 hereof; and

     (4) at the time such report is transmitted to the Holders of the Notes, to each exchange on which Notes are listed and also with the SEC.

                                 ARTICLE EIGHT


                          REMEDIES OF THE TRUSTEE AND

                       NOTEHOLDERS ON EVENTS OF DEFAULT

SECTION 8.01  EVENTS OF DEFAULT

     (a) If one or more of the following Events of Default shall have occurred and be continuing:

     (1) default in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of 30 days;

     (2) default in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall become due and payable and continuance of such default for five days;

     (3) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company contained in the Notes or in this Indenture for a period of 90 days after the date on which written notice of such failure, requiring the same to be remedied and stating that such notice is a "Notice of Default" hereunder, shall have been given to the Company by the Trustee by registered mail, or to the Company and the Trustee by the Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding;

     (4) prior to the Substitution Date, a default (as defined in either of the First Mortgages under which Pledged First Mortgage Bonds are outstanding) has occurred and is continuing, and the applicable Mortgage Trustee or Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding shall have given written notice thereof to the Trustee;

     (5) if any Pledged Substituted Mortgage Bonds are outstanding, a default (as defined in the Substituted Mortgage) has occurred and is continuing, and the Mortgage Trustee or Holders of at least a majority in aggregate principal amount of the Notes at the time outstanding shall have given written notice thereof to the Trustee;

     (6) the entry of a decree or order by a court having jurisdiction over the Company for relief in respect of the Company under the United States Bankruptcy Code, 11 U.S.C. (S)(S) 101-1330, as now constituted or hereafter amended (the "Bankruptcy Code"), or any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (7) the filing by the Company with respect to itself or its property of a petition or answer or consent seeking relief under the Bankruptcy Code, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by it to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or of any substantial part of its property, or the failure of the Company generally to pay its debts as such debts become due, or the taking of corporate action by the Company to effectuate any such action;

then and in each and every such case, unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the Holders of a majority in aggregate principal amount of the Notes then outstanding, by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare the principal of all the Notes to be due and payable immediately and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding and, upon the Notes being declared to be due and payable, the Trustee shall immediately file with the Mortgage Trustee a written demand for redemption of all Pledged First Mortgage Bonds pursuant to the applicable provisions of the First Mortgage or, if applicable, a written demand for redemption of all Pledged Substituted Mortgage Bonds pursuant to the applicable provisions of the Substituted Mortgage. This provision, however, is subject to the condition that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided and prior to the mailing to the Trustee by the Mortgage Trustee of a firm, valid and unconditional notice to the Trustee of the acceleration of all of the first mortgage bonds issued and outstanding under the First Mortgage or the Substituted Mortgage, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all of the Notes and the principal of and any premium on any and all Notes which shall have become due otherwise than by acceleration (with interest on overdue installments of interest, to the extent that payment of such interest is enforceable under applicable law, and on such principal and applicable premium at the rate borne by the Notes to the date of such payment or deposit) and all sums paid or advanced by the Trustee hereunder, the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 9.06 hereof and any and all defaults under this Indenture, other than the non-payment of principal of and accrued interest on Notes which shall have become due solely by acceleration of maturity, shall have been cured or waived (including any defaults under the First Mortgage, as evidenced by notice thereof from the Mortgage Trustee to the Trustee), then and in every such case such payment or deposit shall cause an automatic waiver of the Event of Default and its consequences (including, if given, the written demand for redemption of all Pledged First Mortgage Bonds or, if applicable, all Pledged Substituted Mortgage Bonds) and shall cause an automatic rescission and annulment of the acceleration of the Notes; but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

     (b) If the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee shall continue as though no such proceeding had been taken.

SECTION 8.02  ENFORCEMENT BY TRUSTEE

     (a) If there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under the Bankruptcy Code or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any similar judicial proceedings relative to the Company or other obligor on the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and any premium and interest owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including, prior to the Substitution Date, any claims of the Trustee as holder of Pledged First Mortgage Bonds or, if applicable, on and after the Substitution Date, any claims of the Trustee as holder of Pledged Substituted Mortgage Bonds, and including any amounts due to the Trustee under Section 9.06 hereof) and of the Holders of Notes allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses.

     (b) All claims and rights of action under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof in any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Notes in respect of which such action was taken.

     (c) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or to accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

SECTION 8.03  APPLICATION OF MONEYS COLLECTED BY TRUSTEE

     Any moneys collected by the Trustee with respect to any of the Notes pursuant to this Article shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid.

     FIRST: To the payment of all amounts due to the Trustee pursuant to
Section 9.06 hereof;

     SECOND: If the principal of the outstanding Notes in respect of which such moneys have been collected shall not have become due and be unpaid, to the payment of interest on the Notes, in the order of the maturity of the installments of such interest, with interest (to the extent allowed by law and to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the persons entitled thereto, and then to the payment to the Holders entitled thereto of the unpaid principal of and applicable premium on any of the Notes which shall have become due (other than Notes previously called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), whether at stated maturity or by redemption, in the order of their due dates, beginning with the earliest due date, and if the amount available is not sufficient to pay in full all Notes due on any particular date, then to the payment thereof ratably, according to the amounts of principal and applicable premium due on that date, to the Holders entitled thereto, without any discrimination or privilege;

     THIRD: If the principal of the outstanding Notes in respect of which such moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Notes for principal and premium, if any, and interest thereon, with interest on the overdue principal and any premium and (to the extent allowed by law and to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate borne by the Notes; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Notes, then to the payment of such principal and any premium and interest without preference or priority of principal and any premium over interest, or of interest over principal and any premium or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest; and

     FOURTH: to the payment of the remainder, if any, to the Company or its successors or assigns, or to whomsoever may lawfully be entitled to the same, or as a court of competent jurisdiction may determine.

SECTION 8.04  PROCEEDINGS BY NOTEHOLDERS

     (a) No Holder of any Note shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of an Event of Default with respect to such Note and of the continuance thereof, as hereinabove provided, and unless also Noteholders of a majority in aggregate principal amount of the Notes then outstanding affected by such Event of Default shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

     (b) Notwithstanding any other provision in this Indenture, however, the rights of any Holder of any Note to receive payment of the principal of and any premium and interest on such Note, on or after the respective due dates expressed in such Note or on the applicable redemption date, or to institute suit for the enforcement of any such payment on or after such respective dates shall not be impaired or affected without the consent of such Holder.

SECTION 8.05  PROCEEDINGS BY TRUSTEE

     In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture, including its rights as holder of the Pledged First Mortgage Bonds or the Pledged Substituted Mortgage Bonds, by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted to it under this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

SECTION 8.06  REMEDIES CUMULATIVE AND CONTINUING

     All powers and remedies given by this Article Eight to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any powers and remedies hereof or of any other powers and remedies available to the Trustee or the Holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any Holder of any of the Notes in exercising any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to Section 8.04 hereof, every power and remedy given by this Article Eight or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

SECTION 8.07 DIRECTION OF PROCEEDINGS AND WAIVER OF DEFAULTS BY MAJORITY OF NOTEHOLDERS

     The Holders of a majority in aggregate principal amount of the Notes at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, that (subject to Section
9.01 hereof) the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees or responsible officers shall determine that the action or proceeding so directed would involve the Trustee in personal liability or would be unduly prejudicial to the rights of Noteholders not joining in such directions. The Holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of all of the Holders of the Notes waive any past default or Event of Default hereunder and its consequences except a default in the payment of principal of or any premium or interest on the Notes. Upon any such waiver the Company, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 8.07, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing.

SECTION 8.08  NOTICE OF DEFAULT

     The Trustee shall within 90 days after the occurrence of a default known to it, give to all Holders of the Notes, in the manner provided in Section 15.10 hereof, notice of such default, unless such default shall have been cured before the giving of such notice, the term "default" for the purpose of this Section
8.08 being hereby defined to be any event which is or after notice or lapse of time or both would become an Event of Default; provided that, except in the case of default in the payment of the principal of or any premium or interest on any of the Notes, or in the payment of any sinking or purchase fund installments, the Trustee shall be protected in withholding such notice if and so long as its board of directors or trustees, executive committee, or a trust committee of directors or trustees or responsible officers in good faith determines that the withholding of such notice is in the interests of the Holders of the Notes. The Trustee shall not be charged with knowledge of any Event of Default unless a responsible officer of the Trustee assigned to the corporate trustee department of the Trustee shall have actual knowledge of such Event of Default.

SECTION 8.09  UNDERTAKING TO PAY COSTS

     All parties to this Indenture agree, and each Holder of any Note by acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but this
Section 8.09 shall not apply to any suit instituted by the Trustee, or to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than 10% in principal amount of the Notes outstanding, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or any premium or interest on any Note on or after the due date expressed in such Note or the applicable redemption date.

                                 ARTICLE NINE


                            CONCERNING THE TRUSTEE

SECTION 9.01  DUTIES AND RESPONSIBILITIES OF TRUSTEE

     (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. If an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (b) No provisions of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

     (1) prior to the occurrence of any Event of Default and after the curing or waiving of all Events of Default which may have occurred

     (A) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this

Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

     (B) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture as to form;

     (2) the Trustee shall not be liable for any error of judgment made in good faith by a responsible officer or officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

     (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with Section 8.07 hereof relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

SECTION 9.02  RELIANCE ON DOCUMENTS, OPINIONS, ETC.

     Except as otherwise provided in Section 9.01 hereof:

     (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof is herein specifically prescribed); and any Board Resolution may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

     (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

     (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders, pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by such exercise;

     (e) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

     (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, note or other paper or document, unless requested in writing to do so by the Holders of at least a majority in principal amount of the then outstanding Notes; provided that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by this Indenture, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding;

     (g) no provision of this Indenture shall require the Trustee to extend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

     (h) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or through agents or attorneys; provided that the Trustee shall not be liable for the conduct or acts of any such agent or attorney that shall have been appointed in accordance herewith with due care.

SECTION 9.03  NO RESPONSIBILITY FOR RECITALS, ETC.

     The recitals contained herein and in the Notes (except in the certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with this Indenture. The Trustee shall not be responsible for recording or filing this Indenture, any supplemental indenture, or any financing or continuation statement in any public office at any time or times.

SECTION 9.04 TRUSTEE, AUTHENTICATING AGENT, PAYING AGENT OR REGISTRAR MAY OWN NOTES

     The Trustee and any Authenticating Agent, paying agent or registrar, in its individual or other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, Authenticating Agent, paying agent or registrar.

SECTION 9.05  MONEYS TO BE HELD IN TRUST

     Subject to Section 5.04 hereof all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee may allow and credit to the Company interest on any money received hereunder at such rate, if any, as may be agreed upon by the Company and the Trustee from time to time as may be permitted by law.

SECTION 9.06  COMPENSATION AND EXPENSES OF TRUSTEE

     The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any law in regard to the compensation of a trustee of an express trust), and the Company shall pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its counsel and agents, including any Authenticating Agents, and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability. The obligations of the Company under this Section 9.06 to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of any particular Notes.

SECTION 9.07  OFFICERS' CERTIFICATE AS EVIDENCE

     Whenever in the administration of this Indenture, the Trustee shall deem it necessary or desirable that a matter be proved or established prior to the taking, suffering or omitting of any action hereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Officers' Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under this Indenture in reliance thereon.

SECTION 9.08  CONFLICTING INTEREST OF TRUSTEE

     The Trustee shall be subject to and shall comply with the provisions of
Section 310 of the TIA; provided that, to the extent permitted by law, State Street Bank and Trust Company shall not be deemed to have a conflicting interest for purposes of Section 310(b) of the TIA because of its capacity as trustee under the First Mortgage or the Substituted Mortgage. Nothing in this Indenture shall be deemed to prohibit the Trustee or the Company from making any application permitted pursuant to such section.

SECTION 9.09  EXISTENCE AND ELIGIBILITY OF TRUSTEE

     There shall at all times be a Trustee hereunder which Trustee shall at all times be a corporation organized and doing business under the laws of the United States or any State thereof or of the District of Columbia (or a corporation or other Person permitted to act as trustee by the SEC), subject to supervision or examination by such bodies and authorized under such laws to exercise corporate trust powers and having a combined capital and surplus of at least $150,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid authority, then for the purposes of this Section 9.09, the combined capital and surplus shall be deemed to be as set forth in its most recent report of condition so published. No obligor upon the Notes or Person directly or indirectly controlling, controlled by, or under common control with such obligor shall serve as Trustee. If at any time the Trustee shall cease to be eligible in accordance with this Section 9.09, the Trustee shall resign immediately in the manner and with the effect specified in
Section 9.10 hereof.

SECTION 9.10  RESIGNATION OR REMOVAL OF TRUSTEE

     (a) Pursuant to the provisions of this Article, the Trustee may at any time resign and be discharged of the trusts created by this Indenture by giving written notice to the Company specifying the day upon which such resignation shall take effect, and such resignation shall take effect immediately upon the later of the appointment of a successor trustee and such day.

     (b) Any Trustee may be removed at any time by an instrument or concurrent instruments in writing filed with such Trustee and signed and acknowledged by the Holders of a majority in principal amount of the then outstanding Notes or by their attorneys in fact duly authorized.

     (c) If at any time (1) the Trustee shall cease to be eligible in accordance with Section 9.09 hereof and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder for at least six months, (2) the Trustee shall fail to comply with Section 9.08 hereof after written request therefor by the Company or any such Holder, or (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Trustee may be removed forthwith by an instrument or concurrent instruments in writing filed with the Trustee and either:

          (1) signed by the President, any Vice President, the Treasurer or any Assistant Treasurer of the Company and attested by the Secretary or an Assistant Secretary of the Company; or

          (2) signed and acknowledged by the Holders of a majority in principal amount of outstanding Notes or by their attorneys in fact duly authorized.

     (d) Any resignation or removal of the Trustee shall not become effective until acceptance of appointment by the successor Trustee as provided in Section
9.11 hereof.

SECTION 9.11  APPOINTMENT OF SUCCESSOR TRUSTEE

     (a) If at any time the Trustee shall resign or be removed, the Company shall promptly appoint a successor Trustee.

     (b) The successor Trustee shall provide written notice of its appointment to the Holder of each Note outstanding following any such appointment.

     (c)  If no appointment of a successor Trustee shall be made pursuant to
Section 9.11(a) hereof within 60 days after appointment shall be required, any Noteholder or the resigning Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. Said court may thereupon after such notice, if any, as such court may deem proper and prescribe, appoint a successor Trustee.

     (d) Any Trustee appointed under this Section 9.11 as a successor Trustee shall be a bank or trust company eligible under Section 9.09 hereof and qualified under Section 9.08 hereof.

SECTION 9.12  ACCEPTANCE BY SUCCESSOR TRUSTEE

     (a) Any successor Trustee appointed as provided in Section 9.11 hereof shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein; but nevertheless, on the written request of the Company or of the successor Trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to Section 9.06 hereof execute and deliver an instrument transferring to such successor Trustee all the rights and powers of the Trustee so ceasing to act, including all right, title and interest, if any, in the Pledged First Mortgage Bonds or Pledged Substituted Mortgage Bonds. Upon request of any such successor Trustee, the Company shall execute any and all instruments in writing in order more fully and certainly to vest in and confirm to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to Section
9.06 hereof.

     (b)  No successor Trustee shall accept appointment as provided in this
Section 9.12 unless at the time of such acceptance such successor Trustee shall be qualified under Section 9.08 hereof and eligible under Section 9.09 hereof.

     (c) Upon acceptance of appointment by a successor Trustee as provided in this Section 9.12, the successor Trustee shall mail notice of its succession hereunder to all Holders of Notes as the names and addresses of such Holders appear on the registry books.

SECTION 9.13  SUCCESSION BY MERGER, ETC.

     (a) Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such corporation shall be otherwise qualified and eligible under this Article.

     (b) If at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificates of the Trustee shall have; provided that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

SECTION 9.14  LIMITATIONS ON RIGHTS OF TRUSTEE AS A CREDITOR

     The Trustee shall be subject to, and shall comply with, the provisions of
Section 311 of the TIA.

SECTION 9.15  AUTHENTICATING AGENT

     (a) There may be one or more Authenticating Agents appointed by the Trustee with the written consent of the Company, with power to act on its behalf and subject to the direction of the Trustee in the authentication and delivery of Notes in connection with transfers and exchanges under Sections 2.06, 2.07, 2.08, 2.13, 3.03, and 13.04 hereof as fully to all intents and purposes as though such Authenticating Agents had been expressly authorized by those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by any Authenticating Agent pursuant to this Section 9.15 shall be deemed to be the authentication and delivery of such Notes "by the Trustee." Any such Authenticating Agent shall be a bank or trust company or other Person of the character and qualifications set forth in Section 9.09 hereof.

     (b) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this
Section 9.15, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

     (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 9.15, the Trustee may, with the written consent of the Company, appoint a successor Authenticating Agent, and upon so doing shall give written notice of such appointment to the Company and shall mail, in the manner provided in Section 15.10, notice of such appointment to the Holders of Notes.

     (d) The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services.

     (e) Sections 9.02, 9.03, 9.06, 9.07 and 9.09 hereof shall be applicable to any Authenticating Agent.

                                  ARTICLE TEN


                          CONCERNING THE NOTEHOLDERS

SECTION 10.01  ACTION BY NOTEHOLDERS

     Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Notes may take any action, the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Noteholders in person or by agent or proxy appointed in writing, (b) by the record of such Noteholders voting in favor thereof at any meeting of Noteholders duly called and held in accordance with Article Eleven hereof or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders.

SECTION 10.02  PROOF OF EXECUTION BY NOTEHOLDERS

     (a) Subject to Sections 9.01, 9.02 and 11.05 hereof, proof of the execution of any instruments by a Noteholder or the agent or proxy for such Noteholder shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Notes shall be proved by the register for the Notes maintained by the Trustee.

     (b) The record of any Noteholders' meeting shall be proven in the manner provided in Section 11.06 hereof.

SECTION 10.03  WHO DEEMED ABSOLUTE OWNERS

     Subject to Sections 2.04(f) and 10.01 hereof, the Company, the Trustee, any paying agent and any Authenticating Agent shall deem the person in whose name any Note shall be registered upon the register for the Notes to be, and shall treat such person as, the absolute owner of such Note (whether or not such Note shall be overdue) for the purpose of receiving payment of or on account of the principal and premium, if any, and interest on such Note, and for all other purposes; and neither the Company nor the Trustee nor any paying agent nor any Authenticating Agent shall be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability upon any such Note to the extent of the sum or sums so paid.

SECTION 10.04  COMPANY-OWNED NOTES DISREGARDED

     In determining whether the Holders of the requisite aggregate principal amount of outstanding Notes have concurred in any direction, consent or waiver under this Indenture, Notes which are owned by the Company or any other obligor on the Notes or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Notes which the Trustee knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith to third parties may be regarded as outstanding for the purposes of this Section 10.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to take action with respect to such Notes and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

SECTION 10.05  REVOCATION OF CONSENTS; FUTURE HOLDERS BOUND

     Except as may be otherwise required in the case of a Global Note by the applicable rules and regulations of the Depositary, at any time prior to the taking of any action by the Holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any Holder of a Note, which has been included in the Notes the Holders of which have consented to such action may, by filing written notice with the Trustee at the corporate trust office of the Trustee and upon proof of ownership as provided in Section 10.02(a) hereof, revoke such action so far as it concerns such Note. Except as aforesaid any such action taken by the Holder of any Note shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Note and of any Notes issued in exchange, substitution or upon registration of transfer therefor, irrespective of whether or not any notation thereof is made upon such Note or such other Notes.

SECTION 10.06  RECORD DATE FOR NOTEHOLDER ACTS

     If the Company shall solicit from the Noteholders any request, demand, authorization, direction, notice, consent, waiver or other act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Noteholders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other act may be given before or after the record date, but only the Noteholders of record at the close of business on the record date shall be deemed to be Noteholders for the purpose of determining whether Holders of the requisite aggregate principal amount of outstanding Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other act, and for that purpose the outstanding Notes shall be computed as of the record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other act by the Noteholders on the record date shall be deemed effective unless it shall become effective pursuant to this Indenture not later than six months after the record date. Any such record date shall be at least 30 days prior to the date of the solicitation to the Noteholders by the Company.

                                ARTICLE ELEVEN


                             NOTEHOLDERS' MEETING

SECTION 11.01  PURPOSES OF MEETINGS

     A meeting of Noteholders may be called at any time and from time to time pursuant to this Article Eleven for any of the following purposes:

     (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to Article Eight;

     (b) to remove the Trustee pursuant to Article Nine;

     (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to Section 13.02 hereof; or

     (d) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Notes, as the case may be, under any other provision of this Indenture or under applicable law.

SECTION 11.02  CALL OF MEETINGS BY TRUSTEE

     The Trustee may at any time call a meeting of Holders of Notes to take any action specified in Section 11.01 hereof, to be held at such time and at such place as the Trustee shall determine. Notice of every such meeting of Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of the Notes that may be affected by the action proposed to be taken at such meeting in the manner provided in Section 15.10 hereof. Such notice shall be given not less than 20 nor more than 90 days prior to the date fixed for such meeting.

SECTION 11.03  CALL OF MEETINGS BY COMPANY OR NOTEHOLDERS

     If at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Noteholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in
Section 11.01 hereof by giving notice thereof as provided in Section 11.02 hereof.

SECTION 11.04  QUALIFICATIONS FOR VOTING

     To be entitled to vote at any meetings of Noteholders a Person shall (a) be a Holder of one or more Notes affected by the action proposed to be taken or (b) be a Person appointed by an instrument in writing as proxy by a Holder of one or more such Notes. The only Persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives (including employees) of the Trustee and its counsel and any representatives (including employees) of the Company and its counsel.

SECTION 11.05  REGULATIONS

     (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

     (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by the Noteholders as provided in Section 11.03 hereof in which case the Company or Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by the Holders of a majority in aggregate principal amount of the Notes present in person or by proxy at the meeting.

     (c) Subject to Section 10.04 hereof, at any meeting each Noteholder or proxy shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by such Noteholder; provided that no vote shall be cast or counted at any meeting in respect of any Note ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by such chairman or instruments in writing as aforesaid duly designating such chairman as the person to vote on behalf of other Noteholders. At any meeting of Noteholders duly called pursuant to Section 11.02 or 11.03 hereof, the presence of persons holding or representing Notes in an aggregate principal amount sufficient to take action on any business for the transaction for which such meeting was called shall constitute a quorum. Any meeting of Noteholders duly called pursuant to Section
11.02 or 11.03 hereof may be adjourned from time to time by the

Holders of a majority in aggregate principal amount of the Notes present in person or by proxy at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

SECTION 11.06  VOTING

     The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Notes or of their representatives by proxy and the principal amount of Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of such meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 11.02 hereof. The record shall show the aggregate principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee and the Trustee shall have the ballots taken at the meeting attached to such duplicate. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 11.07  RIGHTS OF TRUSTEE OR NOTEHOLDERS NOT DELAYED

     Nothing in this Article Eleven shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders of Notes under any of the provisions of this Indenture or of the Notes.

                                ARTICLE TWELVE


          CONSOLIDATION, MERGER, SALE, TRANSFER OR OTHER DISPOSITION

SECTION 12.01  COMPANY MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS

     The Company shall not consolidate with or merge into any other corporation or sell, or otherwise of dispose all or substantially all of its assets unless the corporation formed by such consolidation or into which the Company is merged or the Person which receives all or substantially all of the assets pursuant to such sale, transfer or other disposition (a) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium and interest on all of the Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed, (b) if such consolidation, merger, sale, transfer or other disposition occurs prior to the Substitution Date, shall expressly assume, by an indenture supplemental to the First Mortgage, executed and delivered to the Trustee and the Mortgage Trustee, in form satisfactory to the Trustee and the Mortgage Trustee, the due and punctual payment of the principal of, premium, if any, and interest on all of the Pledged First Mortgage Bonds and the performance of every covenant of the First Mortgage on the part of the Company to be performed or observed and (c) if such consolidation, merger, sale, transfer or other disposition occurs on and after the Substitution Date and Pledged Substituted Mortgage Bonds are outstanding, shall expressly assume, by an indenture supplemental to the Substituted Mortgage, executed and delivered to the Trustee and the Mortgage Trustee, the due and punctual payment of the principal of, premium, if any, and interest on all of the Pledged Substituted Mortgage Bonds and the performance of every covenant of the Substituted Mortgage on the part of the Company to be performed or observed. For purposes of this Article Twelve, the phrase "all or substantially all of its assets" shall mean 50% or more of the total assets of the Company as shown on the balance sheet of the Company as of the end of the calendar year immediately preceding the day of the year in which such determination is made and nothing in this Indenture shall prevent or hinder the Company from selling, transferring or otherwise disposing during any calendar year (in one transaction or a series of transactions) less than 50% of the amount of its total assets as shown on the balance sheet of the Company as of the end of the immediately preceding calendar year.

SECTION 12.02  SUCCESSOR CORPORATION SUBSTITUTED

     Upon any consolidation or merger, or any sale, transfer or other disposition of all or substantially all of the assets of the Company in accordance with Section 12.01 hereof, the successor corporation formed by such consolidation or into which the Company is merged or to which such sale, transfer or other disposition is made shall succeed to, and be substituted for and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein and the Company shall be released from all obligations hereunder.

                               ARTICLE THIRTEEN

                            SUPPLEMENTAL INDENTURES

SECTION 13.01  SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF NOTEHOLDERS

     (a) The Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto without the consent of any Noteholder for one or more of the following purposes:

          (1) to make such provision in regard to matters or questions arising under this Indenture as may be necessary or desirable, and not inconsistent with this Indenture or prejudicial to the interests of the Holders, for the purpose of supplying any omission, curing any ambiguity, or curing, correcting or supplementing any defective or inconsistent provision;

          (2) to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Note outstanding created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision or such change or elimination is applicable only to Notes issued after the effective date of such change or elimination;

          (3) to establish the form of Notes as permitted by Section 2.01 hereof or to establish or reflect any terms of any Note determined pursuant to Section
2.05 hereof;

          (4) to evidence the succession of another corporation to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Notes;

          (5) to grant to or confer upon the Trustee for the benefit of the Holders any additional rights, remedies, powers or authority;

          (6) to permit the Trustee to comply with any duties imposed upon it by law;

          (7) to specify further the duties and responsibilities of and to define further the relationships among the Trustee, any Authenticating Agent and any paying agent;

          (8) to add to the covenants of the Company for the benefit of the Holders, to add to the security for the Notes or to surrender a right or power conferred on the Company herein; and

          (9) to make any other change that is not prejudicial to the Trustee or the Holders.

     (b) The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     (c) Any supplemental indenture authorized by this Section 13.01 may be executed by the Company and the Trustee without the consent of the Holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 13.02 hereof.

SECTION 13.02  SUPPLEMENTAL INDENTURES WITH CONSENT OF NOTEHOLDERS

     (a) With the consent (evidenced as provided in Section 10.01 hereof) of the Holders of a majority in aggregate principal amount of the Notes at the time outstanding, the Company, when authorized by Board Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Noteholders; provided that no such supplemental indenture shall:

          (1) change the maturity date of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or change the coin or currency in which the principal of any Note or any premium or interest thereon is payable, or change the date on which any Note may be redeemed or adversely affect the rights of the Noteholders to institute suit for the enforcement of any payment of principal of or any premium or interest on any Note, or impair the interest hereunder of the Trustee in the Pledged First Mortgage Bonds or Pledged Substituted Mortgage Bonds, or reduce the principal amount of any issue of Pledged First Mortgage Bonds (except, as provided in this Indenture, upon the Substitution Date) or Pledged Substituted Mortgage Bonds to an amount less than the principal amount of the related issue of Notes or alter the payment provisions of such Pledged First Mortgage Bonds or Pledged Substituted Mortgage Bonds in a manner adverse to the Holders of the Notes, in each case without the consent of the Holder of each Note so affected; or

          (2) modify this Section 13.02(a) or reduce the aforesaid percentage of Notes, the Holders of which are required to consent to any such supplemental indenture or to reduce the percentage of Notes, the Holders of which are required to waive Events of Default, in each case, without the consent of the Holders of all of the Notes then outstanding.

     (b) Upon the request of the Company, accompanied by a copy of the Board Resolution authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     (c) It shall not be necessary for the consent of the Holders of Notes under this Section 13.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     (d) Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to this Section 13.02, the Trustee shall give notice in the manner provided in Section 15.10 hereof, setting forth in general terms the substance of such supplemental indenture, to all Noteholders. Any failure of the Trustee to give such notice or any defect therein shall not, however, in any way impair or affect the validity of any such supplemental indenture.

     (e) Notwithstanding anything to the contrary in this Section 13.02, if any proposed supplemental indenture would affect only a limited number of series or issues of Notes, only the Holders of the Notes so affected shall be entitled to consent to such supplemental indenture, and, subject to Sections 13.02(a)(1) and
(2), such
supplemental indenture may be approved with the consent of the Holders of a majority in aggregate principal amount of the Notes so affected.

SECTION 13.03 COMPLIANCE WITH TRUST INDENTURE ACT; EFFECT OF SUPPLEMENTAL INDENTURES

     Any supplemental indenture executed pursuant to this Article Thirteen shall comply with the TIA. Upon the execution of any supplemental indenture pursuant to this Article Thirteen, the Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

SECTION 13.04  NOTATION ON NOTES

     Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Thirteen may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as approved by the Trustee and the Board of Directors with respect to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee and delivered in exchange for the Notes then outstanding.

SECTION 13.05 EVIDENCE OF COMPLIANCE OF SUPPLEMENTAL INDENTURE TO BE FURNISHED TRUSTEE

     The Trustee, subject to Sections 9.01 and 9.02 hereof, shall receive an Officers' Certificate and an Opinion of Counsel pursuant to Section 15.05 hereof as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Thirteen.

                               ARTICLE FOURTEEN

        IMMUNITY OF INCORPORATORS, SHAREHOLDERS, OFFICERS AND DIRECTORS

SECTION 14.01  INDENTURE AND NOTES SOLELY CORPORATE OBLIGATIONS

     No recourse for the payment of the principal of or any premium or interest on any Note, any Pledged First Mortgage Bond or any Pledged Substituted Mortgage Bond, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company, contained in this Indenture, the First Mortgage, the Substituted Mortgage or in any supplemental indenture, or in any Note or in any Pledged First Mortgage Bond or any Pledged Substituted Mortgage Bond, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Notes.

                                ARTICLE FIFTEEN

                           MISCELLANEOUS PROVISIONS

SECTION 15.01  PROVISIONS BINDING ON COMPANY'S SUCCESSORS

     All the covenants, stipulations, promises and agreements made by the Company in this Indenture shall bind its successors and assigns whether so expressed or not.

SECTION 15.02  OFFICIAL ACTS BY SUCCESSOR CORPORATION

     Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful successor of the Company.

SECTION 15.03  NOTICES

     (a) Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Noteholders on the Company may be given or served by confirmed facsimile transmission, by delivery to an overnight courier providing evidence of receipt or by being deposited postage prepaid in a post office letter box, in each case sent or transmitted to the facsimile number or address (until another facsimile number or address is filed by the Company with the Trustee) of the principal executive offices of the Company, to the attention of the Secretary or Treasurer. Any notice, direction, request or demand by any Noteholder, the Company or the Mortgage Trustee to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing, by any type of delivery described above, at the corporate trust office of the Trustee, Attention: Manager, Corporate Trust Department.

     (b) The Company shall provide any notices required under this Indenture by publication, but only to the extent that such publication is required by the TIA, the rules and regulations of the SEC or any securities exchange upon which any of the Notes are listed.

SECTION 15.04  GOVERNING LAW

     This Indenture and each Note shall be deemed to be a contract made under the laws of the State of Washington, and for all purposes shall be construed in accordance with the laws of said State.

SECTION 15.05  EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT

     (a) Upon any application or demand by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     (b) Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture (other than the certificates delivered pursuant to Section 6.06 hereof) shall include (1) a statement that each Person making such certificate or opinion has read such covenant or condition and the definitions relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of each such Person, such condition or covenant has been complied with.

     (c) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     (d) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel delivered under the Indenture may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such person knows, or in the exercise of reasonable care should know, that the certificate or opinion of representations with respect to such matters are erroneous. Any opinion of counsel delivered hereunder may contain standard exceptions and qualifications satisfactory to the Trustee.

     (e) Any certificate, statement or opinion of any officer of the Company, or of counsel, may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an independent public accountant or firm of accountants, unless such officer or counsel, as the case may be, knows that the certificate or opinions or representations with respect to the accounting matters upon which the certificate, statement or opinion of such officer or counsel may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any firm of independent public accountants filed with the Trustee shall contain a statement that such firm is independent.

     (f) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 15.06  BUSINESS DAYS

     Unless otherwise provided pursuant to Section 2.05(c) hereof, in any case where the date of maturity of the principal of or any premium or interest on any Note or the date fixed for redemption of any Note is not a Business Day, then payment of such principal or any premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of the Note is required to be paid.

SECTION 15.07  TRUST INDENTURE ACT TO CONTROL

     If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the TIA, such required provision of the TIA shall govern.

SECTION 15.08  TABLE OF CONTENTS, HEADINGS, ETC.

     The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 15.09  EXECUTION IN COUNTERPARTS

     This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

SECTION 15.10  MANNER OF MAILING NOTICE TO NOTEHOLDERS

     Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or the Company to or on the Holders of Notes, as the case may be, shall be given or served by confirmed facsimile transmission, by delivery to an overnight courier providing evidence of receipt or by first-class mail, postage prepaid, in each case sent or transmitted to the Holders of such Notes at their last facsimile numbers or addresses as the same appear on the register for the Notes referred to in Section 2.06, and any such notice shall be deemed to be given or served by being deposited in a post office letter box (or by any other form of delivery described above) in the form and manner provided in this Section 15.10. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice to any Holder by mail, then such notification to such Holder as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 15.11  APPROVAL BY TRUSTEE OF COUNSEL

     Whenever the Trustee is required to approve counsel who is to furnish evidence of compliance with conditions precedent in this Indenture, such approval by the Trustee shall be deemed to have been given upon the taking of any action by the Trustee pursuant to and in accordance with the certificate or opinion so furnished by such counsel.

     IN WITNESS WHEREOF, PUGET SOUND ENERGY, INC. has caused this Indenture to be signed and acknowledged by one of its Vice Presidents, and attested by its Secretary, and STATE STREET BANK AND TRUST COMPANY has caused this Indenture to be signed and acknowledged by one of its Vice Presidents, and attested by one of its Vice Presidents, as of the day and year first written above.

                              PUGET SOUND ENERGY, INC.


                              By______________________________________


ATTEST:



                              STATE STREET BANK AND TRUST COMPANY,
                              as Trustee


                              By______________________________________

ATTEST:

                                   EXHIBIT A

                              FORM OF GLOBAL NOTE

                          PRIOR TO SUBSTITUTION DATE

REGISTERED                                                            REGISTERED


     THIS NOTE IS A GLOBAL NOTE REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY (55 WATER STREET NEW YORK, NEW YORK), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO. ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                           PUGET SOUND ENERGY, INC.

                              SENIOR NOTE, SERIES

CUSIP:                                     NUMBER:

ORIGINAL ISSUE DATE(S):                    PRINCIPAL AMOUNT(S):

INTEREST RATE:                             MATURITY DATE:


     PUGET SOUND ENERGY, INC., a corporation of the state of Washington (the "Company"), for value received hereby promises to pay to Cede & Co. or registered assigns, the principal sum of

                                                                         DOLLARS
on the Maturity Date set forth above, and to pay interest thereon from the Original Issue Date (or if this Global Note has two or more Original Issue Dates, interest shall, beginning on each such Original Issue Date, begin to accrue for that part of the principal amount to which that Original Issue Date is applicable) set forth above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on the ____________ and ____________ in each year (each, an "Interest Payment Date"), commencing on the first such Interest Payment Date succeeding the applicable Original Issue Date set forth above, at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Global Note is paid on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the ___________ or ____________, as the case may be, next preceding such Interest Payment Date; provided that the first Interest Payment Date for any part of this Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (as defined below), any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than 15 days or fewer than 10 days prior to such Special Record Date. On or before __________, New York City time, or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which such payment of interest is due on this Global Note (other than maturity), the Trustee shall pay to the Depositary such interest in same day funds. On or before _________, New York City time, or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which principal, interest payable at maturity and premium, if any, is due on this Global Note, the Trustee shall deposit with the Depositary the amount equal to the principal, interest payable at maturity and premium, if any, by wire transfer into the account specified by the Depositary. As a condition to the payment, on the Maturity Date or upon redemption or acceleration, of any part of the principal and applicable premium of this Global Note, the Depositary shall surrender, or cause to be surrendered, this Global Note to the Trustee, whereupon a new Global Note shall be issued to the Depositary.

     This Global Note is a global security in respect of a duly authorized issue of Senior Notes, Series ____ (the "Notes of this Series," which term includes any Global Notes representing such Notes) of the Company issued and to be issued under an Indenture dated as of _____________, 1997 between the Company and State Street Bank and Trust, Boston, Massachusetts, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the "Indenture"). Under the Indenture, one or more series of notes may be issued and, as used herein, the term "Notes" refers to the Notes of this series and any other outstanding series of Notes. Reference is hereby made to the Indenture for a more complete statement of the respective rights, limitations of rights, duties and immunities under the Indenture of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Global Note has been issued in respect of the series designated on the first page hereof limited in aggregate principal amount to $__________.

     Prior to the Substitution Date (as hereinafter defined), the Notes will be secured by first mortgage bonds (the "Pledged First Mortgage Bonds") delivered by the Company to the Trustee for the benefit of the Holders of the Notes, issued under either (a) the Fortieth Supplemental Indenture, dated September 1, 1954, from the Company to State Street Bank and Trust, Boston, Massachusetts, as successor trustee (the "Electric Mortgage Trustee"), as supplemented and amended (the "Electric Mortgage"), or (b) the Indenture of First Mortgage, dated April 1, 1957, from the Company, as successor to Washington Natural Gas Company, to Harris Trust and Savings Bank, Chicago, Illinois, as trustee (the "Gas Mortgage Trustee" and, together with the Electric Mortgage Trustee, the "Mortgage Trustee"), as supplemented and amended (the "Gas Mortgage" and, together with the Electric Mortgage, the "First Mortgages"). Reference is made to the First Mortgages and the Indenture for a description of the rights of the Trustee as holder of the Pledged First Mortgage Bonds, the property mortgaged and pledged under each of the First Mortgages, the rights of the Company and of the applicable Mortgage Trustee in respect thereof, the duties and immunities of the applicable Mortgage Trustee, the terms and conditions upon which the Pledged First Mortgage Bonds are secured and the circumstances under which additional first mortgage bonds may be issued.

     FROM AND AFTER SUCH TIME AS ALL FIRST MORTGAGE BONDS (OTHER THAN PLEDGED FIRST MORTGAGE BONDS) ISSUED UNDER EITHER OF THE FIRST MORTGAGES HAVE BEEN RETIRED THROUGH PAYMENT, REDEMPTION OR OTHERWISE (INCLUDING THOSE FIRST MORTGAGE BONDS THE PAYMENT FOR WHICH HAS BEEN PROVIDED FOR IN ACCORDANCE WITH THE APPLICABLE FIRST MORTGAGE) AT, BEFORE OR AFTER THE MATURITY THEREOF (THE "SUBSTITUTION DATE"), THE PLEDGED FIRST MORTGAGE BONDS SHALL CEASE TO SECURE THE NOTES IN ANY MANNER, AND, AT THE OPTION OF THE COMPANY, THE NOTES EITHER (A) WILL

BECOME UNSECURED GENERAL OBLIGATIONS OF THE COMPANY OR (B) WILL BE SECURED BY FIRST MORTGAGE BONDS ISSUED UNDER AN INDENTURE OTHER THAN THE FIRST MORTGAGES. IN CERTAIN CIRCUMSTANCES PRIOR TO THE SUBSTITUTION DATE AS PROVIDED IN THE INDENTURE, THE COMPANY IS PERMITTED TO REDUCE THE AGGREGATE PRINCIPAL AMOUNT OF AN ISSUE OF PLEDGED FIRST MORTGAGE BONDS HELD BY THE TRUSTEE, BUT IN NO EVENT PRIOR TO THE SUBSTITUTION DATE TO AN AMOUNT LESS THAN THE AGGREGATE PRINCIPAL AMOUNT OF THE RELATED ISSUE OF NOTES INITIALLY ISSUED CONTEMPORANEOUSLY WITH SUCH PLEDGED FIRST MORTGAGE BONDS.

     Each Note shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date or Dates. Each Note or Global
Note issued upon transfer, exchange or substitution of such Note or Global Note shall bear the Original Issue Date or Dates of such transferred, exchanged or substituted Note or Global Note, as the case may be.

     [If applicable, one of the following two sentences: This Global Note may not be redeemed prior to ____________, _____. This Global Note is not redeemable prior to the Maturity Date set forth on the first page hereof.] [If applicable: On or after _______________, ____, this Global Note is redeemable in whole or in part in increments of $1,000 (provided that any remaining principal amount of this Global Note shall be at least $100,000) at the option of the Company at the following redemption prices (expressed as a percentage of the principal amount to be redeemed) plus accrued interest to the redemption date:


           Redemption Periods                   Redemption Prices
------------------------------------- ------------------------------------------


     Notice of redemption will be given by mail to Holders of Notes of this issue not less than 30 or more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Global Note in part only, a new Global Note or Notes of like tenor and series for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the surrender hereof.]

     Interest payments for this Global Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or the date on which the principal of this Global Note is required to be paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or date on which the principal of this Global Note is required to be paid and, in the case of timely payment thereof no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Global Note is required to be paid.

     The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations as specifically set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, as certified by an independent public accounting firm of national reputation in a written certification delivered to the Trustee, to pay at maturity or the applicable redemption date (provided that notice of redemption shall have been duly given or irrevocable provision satisfactory to the Trustee shall have been duly made for the giving of any notice of redemption) all outstanding Notes, including principal and any premium and interest due or to become due to such date of maturity, as the case may be.

     If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture and, upon such declaration, the Trustee can demand the redemption of the Pledged First Mortgage Bonds as provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Notes affected by such amendment or modifications. Any such consent or waiver by the Holder of this Global Note shall be conclusive and binding upon such Holder and upon all future Holders of this Global Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu thereof whether or not notation of such consent or waiver is made upon the Note.

     As set forth in and subject to the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of not less than a majority in principal amount of the outstanding Notes affected by such Event of Default shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed herein.

     No reference herein to the Indenture and to provisions of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Global Note at the times, places and rates and the coin or currency prescribed in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, this Global Note may be transferred only as permitted by the legend hereto.

     If at any time the Depositary for this Global Note notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary for this Global Note shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to this Global Note. If a successor Depositary for this Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election to issue this Note in global form shall no longer be effective with respect to this Global Note and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes in exchange for this Global Note, will authenticate and deliver individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of this Global Note.

     The Company may at any time and in its sole discretion determine that all Notes of this series (but not less than all) issued or issuable in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes in exchange for such Global Note, shall authenticate and deliver, individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Note or Notes in exchange for such Global Note or Notes.

     Under certain circumstances specified in the Indenture, the Depositary may be required to surrender any two or more Global Notes which have identical terms (but which may have differing Original Issue Dates) to the Trustee, and the Company shall execute and the Trustee shall authenticate and deliver to, or at the direction of, the

Depositary a Global Note in principal or amount equal to the aggregate principal amount of, and with all terms identical to, the Global Notes surrendered thereto and that shall indicate all Original Issue Dates and the principal amount applicable to each such Original Issue Date.

     The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the state of Washington.

     Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an Authenticating Agent by manual signature of an authorized officer, this Global Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     All capitalized terms used but not otherwise defined in this Global Note shall have the respective meanings assigned to them in the Indenture unless otherwise indicated herein.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                              PUGET SOUND ENERGY, INC.

Dated:

                              By:______________________________________

                              Title:___________________________________

                              Attest:__________________________________

                              Title:___________________________________

          TRUSTEE'S CERTIFICATE

            OF AUTHENTICATION

This Note is one of the Notes of the series herein designated, described or provided for in the within-mentioned Indenture.

STATE STREET BANK AND TRUST,
BOSTON, MASSACHUSETTS, as
Trustee

By:_________________________________
           Authorized Officer

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common              UNIF GIFT
                                            MIN ACT - _____ Custodian _________
                                                      (Cust)           (Minor)

TEN ENT - as tenants by the entireties      Under Uniform Gifts to Minors
JT TEN - as joint tenants with right of
survivorship and not as tenants in
common                                      ------------------------------------
                                                             State


                   Additional abbreviations may also be used
                         though not in the above list.

                                 ____________

              FOR VALUE RECEIVED the undersigned hereby sell(s),
                        assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________________________

_________________________________________________________

_________________________________________________________


                Please print or type name and address
                including postal zip code of assignee

the within note and all rights
thereunder, hereby irrevocably
constituting and appointing attorney to
transfer said note on the books of the
Company, with full power of
substitution in the premises.

Dated:________________________

                                             ___________________________________
                                             NOTICE:  The signature to this
                                             assignment must correspond with
                                             the name as written upon the
                                             face of the within instrument in
                                             every particular, without
                                             alteration or enlargement or any
                                             change whatever.

                                   EXHIBIT B

                                 FORM OF NOTE

                          PRIOR TO SUBSTITUTION DATE


REGISTERED                                                            REGISTERED


                           PUGET SOUND ENERGY, INC.

                              SENIOR NOTE, SERIES


CUSIP:                                     PRINCIPAL AMOUNT:

ORIGINAL ISSUE DATE:                       MATURITY DATE:

INTEREST RATE:                             NUMBER:


     PUGET SOUND ENERGY, INC., a corporation of the state of Washington (the "Company"), for value received hereby promises to pay to

                                                                         DOLLARS

or registered assigns, the principal sum of

on the Maturity Date set forth above, and to pay interest thereon from the Original Issue Date set forth above or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on __________ and __________ in each year (each, an "Interest Payment Date"), commencing on the first such Interest Payment Date succeeding the Original Issue Date set forth above, at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Note is paid in full on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the ___________ or ___________, as the case may be, next preceding such Interest Payment Date; provided that the first Interest Payment Date for any Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided, further, that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (referred to on the reverse hereof), any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than 15 days nor fewer than 10 days prior to such Special Record Date. Principal, applicable premium and interest due at the maturity of this Note shall be payable in immediately available funds when due upon presentation and surrender of this Note at the corporate trust office of the Trustee or at the authorized office of any paying agent. Interest on this Note (other than interest payable at maturity) shall be paid by check or wire transfer payable in clearinghouse funds to the Holder as its name appears on the register; provided that if the Trustee receives a written request from any Holder of Notes, the aggregate principal amount of which having the same Interest Payment Date as this Note equals or exceeds $10,000,000, on or before the applicable Regular Record Date, interest on this Note shall be paid by wire transfer of immediately available funds to a bank designated by such Holder in its request or by direct deposit into the account of such Holder designated by such Holder in its request if such account is maintained with the Trustee or any paying agent.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof directly or through an Authenticating Agent by manual signature of an authorized officer, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                              PUGET SOUND ENERGY, INC.

                              By:_______________________________________________

                              Title:____________________________________________

                              Attest:___________________________________________

                              Title:____________________________________________


     TRUSTEE'S CERTIFICATE
       OF AUTHENTICATION

This Note is one of the Notes of the
series herein designated, described or
provided for in the within-mentioned
Indenture.

STATE STREET BANK AND TRUST, BOSTON,
MASSACHUSETTS, as Trustee

By:______________________________
           Authorized Officer

                           [FORM OF REVERSE OF NOTE]

                           PUGET SOUND ENERGY, INC.

                              SENIOR NOTES SERIES

     This Note is one of a duly authorized issue of Senior Notes, Series ____ (the "Notes of this Series") of the Company issued and to be issued under an Indenture dated as of _____________, 1997 between the Company and State Street Bank and Trust, Boston, Massachusetts, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the "Indenture"). Under the Indenture, one or more series of notes may be issued and, as used herein, the term "Notes" refers to the Notes of this series and any other outstanding series of Notes. Reference is hereby made for a more complete statement of the respective rights, limitations of rights, duties and immunities under the Indenture of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Note is one of the series designated on the face hereof limited in aggregate principal amount to $___________.

     Prior to the Substitution Date (as hereinafter defined), the Notes will be secured by first mortgage bonds (the "Pledged First Mortgage Bonds" delivered by the Company to the Trustee for the benefit of the Holders of the Notes, issued under either (a) the Fortieth Supplemental Indenture, dated September 1, 1954, from the Company to State Street Bank and Trust, Boston, Massachusetts, as successor trustee (the "Electric Mortgage Trustee"), as supplemented and amended (the "Electric Mortgage"), or (b) the Indenture of First Mortgage, dated April 1, 1957, from the Company, as successor to Washington Natural Gas Company, to Harris Trust and Savings Bank, Chicago, Illinois, as trustee (the "Gas Mortgage Trustee" and, together with the Electric Mortgage Trustee, the "Mortgage Trustee"), as supplemented and amended (the "Gas Mortgage" and, together with the Electric Mortgage, the "First Mortgages"). Reference is made to the First Mortgages and the Indenture for a description of the rights of the Trustee as holder of the Pledged First Mortgage Bonds, the property mortgaged and pledged under each of the First Mortgages, the rights of the Company and of the applicable Mortgage Trustee in respect thereof, the duties and immunities of the applicable Mortgage Trustee, the terms and conditions upon which the Pledged First Mortgage Bonds are secured and the circumstances under which additional first mortgage bonds may be issued.

     FROM AND AFTER SUCH TIME AS ALL FIRST MORTGAGE BONDS (OTHER THAN PLEDGED FIRST MORTGAGE BONDS) ISSUED UNDER EITHER OF THE FIRST MORTGAGES HAVE BEEN RETIRED THROUGH PAYMENT, REDEMPTION OR OTHERWISE (INCLUDING THOSE FIRST MORTGAGE

BONDS THE PAYMENT FOR WHICH HAS BEEN PROVIDED FOR IN ACCORDANCE WITH THE APPLICABLE FIRST MORTGAGE) AT, BEFORE OR AFTER THE MATURITY THEREOF (THE "SUBSTITUTION DATE"), THE PLEDGED FIRST MORTGAGE BONDS SHALL CEASE TO SECURE THE NOTES IN ANY MANNER, AND, AT THE OPTION OF THE COMPANY, THE NOTES EITHER (A) WILL BECOME UNSECURED GENERAL OBLIGATIONS OF THE COMPANY OR (B) WILL BE SECURED BY FIRST MORTGAGE BONDS ISSUED UNDER AN INDENTURE OTHER THAN THE FIRST MORTGAGES. IN CERTAIN CIRCUMSTANCES PRIOR TO THE SUBSTITUTION DATE AS PROVIDED IN THE INDENTURE, THE COMPANY IS PERMITTED TO REDUCE THE AGGREGATE PRINCIPAL AMOUNT OF A SERIES OF PLEDGED FIRST MORTGAGE BONDS HELD BY THE TRUSTEE, BUT IN NO EVENT PRIOR TO THE SUBSTITUTION DATE TO AN AMOUNT LESS THAN THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF THE RELATED ISSUE OF NOTES INITIALLY ISSUED CONTEMPORANEOUSLY WITH SUCH PLEDGED FIRST MORTGAGE BONDS.

     [If applicable, one of the following two sentences: This Note may not be redeemed prior to ____________, _____. This Note is not redeemable prior to the Maturity Date set forth on the face hereof] [If applicable: On or after __________, _____________, this Note is redeemable in whole or in part in increments of $1,000 (provided that any remaining principal amount of this Note shall be at least $1,000) at the option of the Company at the following redemption prices (expressed as a percentage of the principal amount to be redeemed) plus accrued interest to the redemption date:

           Redemption Periods                      Redemption Prices
------------------------------------- ------------------------------------------


     Notice of redemption will be given by mail to Holders of Notes of this issue not less than 30 or more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the surrender hereof.]

     Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or the date on which the principal of this Note is required to paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the date on which the principal of this Note is required to be paid, and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Note is required to be paid.

     The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations as specifically set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, as certified by an independent public accounting firm of national reputation in a written certification delivered to the Trustee, to pay at maturity or the applicable redemption date (provided that notice of redemption shall have been duly given or irrevocable provision satisfactory to the Trustee shall have been duly made for the giving of any notice of redemption) all outstanding Notes, including principal and any premium and interest due or to become due to such date of maturity, as the case may be.

     If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture and, upon such declaration, the Trustee can demand the redemption of the Pledged First Mortgage Bonds as provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Notes affected by such amendment or modifications. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor in lieu thereof whether or not notation of such consent or waiver is made upon the Note.

     As set forth in and subject to the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of not less than a majority in principal amount of the outstanding Notes affected by such Event of Default shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed herein.

     No reference herein to the Indenture and to provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, places and rates and the coin or currency prescribed in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note register. Upon surrender of this Note for registration or transfer at the corporate trust office of the Trustee or such other office or agency as may be designated by the Company in the Borough of Manhattan, the City and State of New York, endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note registrar, duly executed by the Holder hereof or the attorney in fact of such Holder duly authorized in writing, one or more new Notes of like tenor and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

     The Notes of this series are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor and of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner thereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the state of Washington.

     All capitalized terms used but not otherwise defined in this Note shall have the respective meanings assigned to them in the Indenture.

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common             UNIF GIFT
                                           MIN ACT - _____ Custodian _________
                                                     (Cust)           (Minor)
TEN ENT - as tenants by the entireties     Under Uniform Gifts to Minors
JT TEN - as joint tenants with right of
survivorship and not as tenants in
common                                     -------------------------------------
                                                           State


                   Additional abbreviations may also be used
                         though not in the above list.

                                 ____________

              FOR VALUE RECEIVED the undersigned hereby sell(s),
                        assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________
                     Please print or type name and address
                     including postal zip code of assignee

the within note and all rights
thereunder, hereby irrevocably
constituting and appointing attorney to
transfer said note on the books of the
Company, with full power of
substitution in the premises.

Dated:__________________________

                                             __________________________________
                                             NOTICE:  The signature to this
                                             assignment must correspond with
                                             the name as written upon the
                                             face of the within instrument in
                                             every particular, without
                                             alteration or enlargement or any
                                             change whatever.

                                   EXHIBIT C

                FORM OF GLOBAL NOTE FOLLOWING SUBSTITUTION DATE

REGISTERED                                                            REGISTERED

     THIS NOTE IS A GLOBAL NOTE REGISTERED IN THE NAME OF THE DEPOSITARY (REFERRED TO HEREIN) OR A NOMINEE THEREOF AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL NOTES REPRESENTED HEREBY, THIS GLOBAL NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY UNLESS THIS GLOBAL NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY (55 WATER STREET NEW YORK, NEW YORK), TO THE TRUSTEE FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO. ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                           PUGET SOUND ENERGY, INC.

                              SENIOR NOTE, SERIES

CUSIP:                                     NUMBER:

ORIGINAL ISSUE DATE(S):                    PRINCIPAL AMOUNT(S):

INTEREST RATE:                             MATURITY DATE:

     PUGET SOUND ENERGY, INC., a corporation of the state of Washington (the "Company"), for value received hereby promises to pay to Cede & Co. or registered assigns, the principal sum of

                                                                         DOLLARS
on the Maturity Date set forth above, and to pay interest thereon from the Original Issue Date (or if this Global Note has two or more Original Issue Dates, interest shall, beginning on each such Original Issue Date, begin to accrue for that part of the principal amount to which that Original Issue Date is applicable) set forth above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on the __________ and __________ in each year (each, an "Interest Payment Date"), commencing on the first such Interest Payment Date succeeding the applicable Original Issue Date set forth above, at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Global Note is paid on the Maturity Date. The interest so payable and punctually paid or duly provided for on any such Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the ___________ or ____________, as the case may be, next preceding such Interest Payment Date; provided that the first Interest Payment Date for any part of this Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (as defined below), any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than fifteen days or fewer than ten days prior to such Special Record Date. On or before ______, New York City time, or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which such payment of interest is due on this Global Note (other than maturity), the Trustee shall pay to the Depositary such interest in same day funds. On or before _______, New York City time, or such other time as shall be agreed upon between the Trustee and the Depositary, of the day on which principal, interest payable at maturity and premium, if any, is due on this Global Note, the Trustee shall deposit with the Depositary the amount equal to the principal, interest payable at maturity and premium, if any, by wire transfer into the account specified by the Depositary. As a condition to the payment, on the Maturity Date or upon redemption or acceleration, of any part of the principal and applicable premium of this Global Note, the Depositary shall surrender, or cause to be surrendered, this Global Note to the Trustee, whereupon a new Global Note shall be issued to the Depositary.

     This Global Note is a global security in respect of a duly authorized issue of Senior Notes, Series ___ (the "Notes of this Series," which term includes any Global Notes representing such Notes) of the Company issued and to be issued under an Indenture dated as of ________, 1997 between the Company and State Street Bank and Trust, Boston, Massachusetts, as trustee (the "Trustee," which term includes any successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the "Indenture"). Under the Indenture, one or more series of notes may be issued and, as used herein, the term "Notes" refers to the Notes of this series and any other outstanding series of Notes. Reference is hereby made to the Indenture for a more complete statement of the respective rights, limitations of rights, duties and immunities under the Indenture of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Global Note has been issued in respect of the series designated on the first page hereof limited in aggregate principal amount to $__________.

     [Include the following paragraph if the Company elects to issue Pledged Substituted Mortgage Bonds (as defined in the Indenture): The Notes will be secured by first mortgage bonds (the "Pledged First Mortgage Bonds") delivered by the Company to the Trustee for the benefit of the Holders of the Notes, issued under [the Substituted Mortgage (as defined in the Indenture)] from the Company to ________________, as trustee (the "Mortgage Trustee"), as supplemented and amended (the "First Mortgage"). Reference is made to the First Mortgage and the Indenture for a description of the rights of the Trustee as holder of the Pledged First Mortgage Bonds, the property mortgaged and pledged under the First Mortgage, the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee, the terms and conditions upon which the Pledged First Mortgage Bonds are secured and the circumstances under which additional first mortgage bonds may be issued.]

     Each Note shall be dated and issued as of the date of its authentication by the Trustee and shall bear an Original Issue Date or Dates. Each Note or Global
Note issued upon transfer, exchange or substitution of such Note or Global Note shall bear the Original Issue Date or Dates of such transferred, exchanged or substituted Note or Global Note, as the case may be.

     [If applicable, one of the following two sentences: This Global Note may not be redeemed prior to ____________, ____. This Global Note is not redeemable prior to the Maturity Date set forth on the first page hereof.] [If applicable:
On or after _______________, ____, this Global Note is redeemable in whole or in part in increments of $1,000 (provided that any remaining principal amount of this Global Note shall be at least $100,000) at the option of the Company at the following redemption prices (expressed as a percentage of the principal amount to be redeemed) plus accrued interest to the redemption date:

           Redemption Periods                          Redemption Prices
----------------------------------------  --------------------------------------



Notice of redemption will be given by mail to Holders of Notes of this issue not less than 30 or more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Global Note in part only, a new Global Note or Notes of like tenor and series for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the surrender hereof.]

     Interest payments for this Global Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or the date on which the principal of this Global Note is required to be paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or date on which the principal of this Global Note is required to be paid and, in the case of timely payment thereof no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Global
Note is required to be paid.

     The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations specifically as set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, as certified by an independent public accounting firm of national reputation in a written certification delivered to the Trustee, to pay at maturity or the applicable redemption date (provided that notice of redemption shall have been duly given or irrevocable provision satisfactory to the Trustee shall have been duly made for the giving of any notice of redemption) all outstanding Notes, including principal and any premium and interest due or to become due to such date of maturity, as the case may be.

     If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Notes affected by such amendment or modifications. Any such consent or waiver by the Holder of this Global Note shall be conclusive and binding upon such Holder and upon all future Holders of this Global Note and of any Note issued upon the registration of transfer hereof or in exchange therefor or in lieu thereof whether or not notation of such consent or waiver is made upon the Note.

     As set forth in and subject to the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of not less than a majority in principal amount of the outstanding Notes affected by such Event of Default shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed herein.

     No reference herein to the Indenture and to provisions of this Global Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Global Note at the times, places and rates and the coin or currency prescribed in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, this Global Note may be transferred only as permitted by the legend hereto.

     If at any time the Depositary for this Global Note notifies the Company that it is unwilling or unable to continue as Depositary for this Global Note or if at any time the Depositary for this Global Note shall no longer be eligible or in good standing under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to this Global Note. If a successor Depositary for this Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election to issue this Note in global form shall no longer be effective with respect to this Global Note and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes in exchange for this Global Note, will authenticate and deliver individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of this Global Note.

     The Company may at any time and in its sole discretion determine that all Notes (but not less than all) issued or issuable in the form of one or more Global Notes shall no longer be represented by such Global Note or Notes. In such event, the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Notes in exchange for such Global Note, shall authenticate and deliver, individual Notes of like tenor and terms in definitive form in an aggregate principal amount equal to the principal amount of such Global Note or Notes in exchange for such Global Note or Notes.

     Under certain circumstances specified in the Indenture, the Depositary may be required to surrender any two or more Global Notes which have identical terms (but which may have differing Original Issue Dates) to the Trustee, and the Company shall execute and the Trustee shall authenticate and deliver to, or at the direction of, the Depositary a Global Note in principal or amount equal to the aggregate principal amount of, and with all terms identical to, the Global Notes surrendered thereto and that shall indicate all Original Issue Dates and the principal amount applicable to each such Original Issue Date.

     The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the state of Washington.

     Unless the certificate of authentication hereon has been executed by the Trustee, directly or through an Authenticating Agent by manual signature of an authorized officer, this Global Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     All capitalized terms used but not otherwise defined in this Global Note shall have the respective meanings assigned to them in the Indenture unless otherwise indicated herein.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                              PUGET SOUND ENERGY, INC.

Dated:

                              By:____________________________

                              Title:_________________________

                              Attest:________________________

                              Title:_________________________


          TRUSTEE'S CERTIFICATE

            OF AUTHENTICATION

This Note is one of the Notes of the
series herein designated, described or
provided for in the within-mentioned
Indenture.

STATE STREET BANK AND TRUST,
BOSTON, MASSACHUSETTS, as
Trustee

By:____________________________
        Authorized Officer

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                UNIF GIFT
                                              MIN ACT - _____ Custodian _______
                                                        (Cust)          (Minor)
TEN ENT - as tenants by the entireties        Under Uniform Gifts to Minors
JT TEN - as joint tenants with right of
survivorship and not as tenants in
common                                        ---------------------------------
                                                             State

                   Additional abbreviations may also be used
                         though not in the above list.

                                  ____________

              FOR VALUE RECEIVED the undersigned hereby sell(s),
                        assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________________

_______________________________________________________________________

_______________________________________________________________________
                     Please print or type name and address
                     including postal zip code of assignee


the within note and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said note on the books of the Company, with full power of substitution in the premises.

Dated:_______________________________

                                  _____________________________________
                                  NOTICE:  The signature to this
                                  assignment must correspond with
                                  the name as written upon the
                                  face of the within instrument in
                                  every particular, without
                                  alteration or enlargement or any
                                  change whatever.

                                   EXHIBIT D

                   FORM OF NOTE FOLLOWING SUBSTITUTION DATE

REGISTERED                                                            REGISTERED


                           PUGET SOUND ENERGY, INC.

                              SENIOR NOTE, SERIES

CUSIP:                                     PRINCIPAL AMOUNT:
ORIGINAL ISSUE DATE(S):                    MATURITY DATE:
INTEREST RATE:                             NUMBER:


     PUGET SOUND ENERGY, INC., a corporation of the state of Washington (the "Company"), for value received hereby promises to pay to or registered assigns, the principal sum of

                                                                         DOLLARS

on the Maturity Date set forth above, and to pay interest thereon from the Original Issue Date set forth above or from the most recent date to which interest has been paid or duly provided for, semiannually in arrears on __________ and __________ in each year (each, an "Interest Payment Date"), commencing on the first such Interest Payment Date succeeding the Original Issue Date set forth above, at the per annum Interest Rate set forth above, until the principal hereof is paid or made available for payment. No interest shall accrue on the Maturity Date, so long as the principal amount of this Note is paid in full on the Maturity Date. The interest so payable and punctually paid or duly provided, further, for on any such Interest Payment Date will, as provided in the Indenture (as defined below), be paid to the Person in whose name this Note is registered at the close of business on the Regular Record Date for such interest, which shall be the __________ or __________ , as the case may be, next preceding such Interest Payment Date; provided that the first Interest Payment Date for any Note, the Original Issue Date of which is after a Regular Record Date but prior to the applicable Interest Payment Date, shall be the Interest Payment Date following the next succeeding Regular Record Date; and provided, further, that interest payable on the Maturity Date set forth above or, if applicable, upon redemption or acceleration, shall be payable to the Person to whom principal shall be payable. Except as otherwise provided in the Indenture (referred to on the reverse hereof), any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Person in whose name this Note is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Noteholders not more than 15 days nor fewer than 10 days prior to such Special Record Date. Principal, applicable premium and interest due at the maturity of this Note shall be payable in immediately available funds when due upon presentation and surrender of this Note at the corporate trust office of the Trustee or at the authorized office of any paying agent. Interest on this Note (other than interest payable at maturity) shall be paid by check or wire transfer payable in clearinghouse funds to the Holder as its name appears on the register; provided, that if the Trustee receives a written request from any Holder of Notes, the aggregate principal amount of which having the same Interest Payment Date as this Note equals or exceeds $10,000,000, on or before the applicable Regular Record Date, interest on the Note shall be paid by wire transfer of immediately available funds to a bank designated by such Holder in its request or by direct deposit into the account of such Holder designated by such Holder in its request if such account is maintained with the Trustee or any Paying agent.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH IN FULL ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH IN FULL AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof directly or through an Authenticating Agent by manual signature of an authorized officer, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                              PUGET SOUND ENERGY, INC.

Dated:

                              By:______________________________________

                              Title:___________________________________

                              Attest:__________________________________

                              Title:___________________________________

          TRUSTEE'S CERTIFICATE

            OF AUTHENTICATION

This Note is one of the Notes of the
series herein designated, described or
provided for in the within-mentioned
Indenture.

STATE STREET BANK AND TRUST, BOSTON,
MASSACHUSETTS, as Trustee

By:______________________________________
           Authorized Officer

                           [FORM OF REVERSE OF NOTE]

                           PUGET SOUND ENERGY, INC.

                              SENIOR NOTE, SERIES

     This Note is one of a duly authorized issue of Senior Notes, Series ___ (the "Notes of this Series") of the Company issued and to be issued under an Indenture dated as of ________, 1997, between the Company and State Street Bank and Trust, Boston, Massachusetts, as trustee (herein called the "Trustee"), which term includes any successor Trustee under the Indenture) and indentures supplemental thereto (collectively, the "Indenture"). Under the Indenture, one or more series of notes may be issued and, as used herein, the term "Notes" refers to the Notes of this series and any other outstanding series of Notes. Reference is hereby made for a more complete statement of the respective rights, limitations of rights, duties and immunities under the Indenture of the Company, the Trustee and the Noteholders and of the terms upon which the Notes are and are to be authenticated and delivered. This Note is one of the series designated on the face hereof limited in aggregate principal amount to $__________.

     [Include the following paragraph if the Company elects to issue Pledged Substituted Mortgage Bonds (as defined in the Indenture): The Notes will be secured by first mortgage bonds (the "Pledged First Mortgage Bonds") delivered by the Company to the Trustee for the benefit of the Holders of the Notes, issued under [the Substituted Mortgage (as defined in the Indenture)] from the Company to ________________, as trustee (the "Mortgage Trustee"), as supplemented and amended (the "First Mortgage"). Reference is made to the First Mortgage and the Indenture for a description of the rights of the Trustee as holder of the Pledged First Mortgage Bonds, the property mortgaged and pledged under the First Mortgage, the rights of the Company and of the Mortgage Trustee in respect thereof, the duties and immunities of the Mortgage Trustee, the terms and conditions upon which the Pledged First Mortgage Bonds are secured and the circumstances under which additional first mortgage bonds may be issued.]

     [If applicable, one of the following two sentences: This Note may not be redeemed prior to __________, ____. This Note is not redeemable prior to the Maturity Date set forth on the face hereof.] [If applicable: On or after ________, ____, this Note is redeemable in whole or in part in increments of $1,000 (provided that any remaining principal amount of this Note shall be at least $1,000) at the option of the Company at the following redemption prices (expressed as a percentage of the principal amount to be redeemed) plus accrued interest to the redemption date:

           Redemption Periods                      Redemption Prices
------------------------------------- ------------------------------------------



     Notice of redemption will be given by mail to Holders of Notes of this issue not less than 30 or more than 60 days prior to the date fixed for redemption, all as provided in the Indenture. In the event of redemption of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in the name of the Noteholder hereof upon the surrender hereof.]

     Interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. If any Interest Payment Date or the date on which the principal of this Note is required to paid is not a Business Day, then payment of principal, premium or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or the date on which the principal of this Note is required to be paid, and, in the case of timely payment thereof, no interest shall accrue for the period from and after such Interest Payment Date or the date on which the principal of this Note is required to be paid.

     The Company, at its option, and subject to the terms and conditions provided in the Indenture, will be discharged from any and all obligations in respect of the Notes (except for certain obligations as specifically set forth in the Indenture) if the Company deposits with the Trustee money, U.S. Government Obligations which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, or a combination of money and U.S. Government Obligations, in any event in an amount sufficient, without reinvestment, as certified by an independent public accounting firm of national reputation in a written certification delivered to the Trustee, to pay at maturity or the applicable redemption date (provided that notice of redemption shall have been duly given or irrevocable provision satisfactory to the Trustee shall have been duly made for the giving of any notice of redemption) all outstanding Notes, including principal and any premium and interest due or to become due to such date of maturity, as the case may be.

     If an Event of Default shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the

Indenture and, upon such declaration, the Trustee can demand the redemption of the Pledged First Mortgage Bonds as provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modifications of the rights and obligations of the Company and the rights of the Noteholders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the outstanding Notes affected by such amendment or modification. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange therefor in lieu thereof whether or not notation of such consent or waiver is made upon the Note.

     As set forth in and subject to the provisions of the Indenture, no Holder of any Notes will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to such Notes, the Holders of not less than a majority in principal amount of the outstanding Notes affected by such Event of Default shall have made written request and offered reasonable indemnity to the Trustee to institute such proceeding as Trustee and the Trustee shall have failed to institute such proceeding within 60 days; provided that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of and any premium or interest on this Note on or after the respective due dates expressed herein.

     No reference herein to the Indenture and to provisions of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, places and rates and the coin or currency prescribed in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Note register. Upon surrender of this Note for registration or transfer at the corporate trust office of the Trustee or such other office or agency as may be designated by the Company in the Borough of Manhattan, the City and State of New York, endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company and the Note registrar, duly executed by the Holder hereof or the attorney in fact of such Holder duly authorized in writing, one or more new Notes of like tenor and of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

     The Notes of this series are issuable only in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of like tenor and of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner thereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the state of Washington.

     All capitalized terms used but not otherwise defined in this Note shall have the respective meanings assigned to them in the Indenture.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM - as tenants in common             UNIF GIFT
                                           MIN ACT - _____ Custodian _________
                                                     (Cust)           (Minor)
TEN ENT - as tenants by the entireties     Under Uniform Gifts to Minors
JT TEN - as joint tenants with right of
survivorship and not as tenants in
common                                     -------------------------------------
                                                           State


                   Additional abbreviations may also be used

                         though not in the above list.

                                 ____________

              FOR VALUE RECEIVED the undersigned hereby sell(s),
                        assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

_______________________________________________________________

_______________________________________________________________

_______________________________________________________________
                     Please print or type name and address
                     including postal zip code of assignee

the within note and all rights
thereunder, hereby irrevocably
constituting and appointing attorney to
transfer said note on the books of the
Company, with full power of
substitution in the premises.

Dated:____________________________

                                        ________________________________________
                                        NOTICE:  The signature to this
                                        assignment must correspond with
                                        the name as written upon the
                                        face of the within instrument in
                                        every particular, without
                                        alteration or enlargement or any
                                        change whatever.